UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934



Filed by the Registrant     [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of The Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss.240.14a-12


                         Competitive Technologies, Inc.
                         ------------------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1)     Title of each class of securities to which transaction applies:

       (2)     Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)     Proposed maximum aggregate value of transaction:

       (5)     Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)     Amount Previously Paid:

       (2)     Form, Schedule or Registration Statement No.:

       (3)     Filing Party:

       (4)     Date Filed:

                         COMPETITIVE TECHNOLOGIES, INC.
                                1960 Bronson Road
                          Fairfield, Connecticut 06824

                             _______________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         to be held on January 14, 2005

To the Stockholders of
COMPETITIVE TECHNOLOGIES, INC.

     The Annual Meeting of Stockholders of COMPETITIVE TECHNOLOGIES, INC. (the "Company") will be held at the American Stock Exchange, 86 Trinity Place, New York, New York 10006 on Friday, January 14, 2005, at 10:00 a.m. local time. The purposes of the meeting are:

     1. To elect seven Directors to serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified;

     2. To consider and act on a proposal to amend the 1997 Employees' Stock Option Plan by increasing the number of shares of Common Stock available for stock option grants under the Plan by 500,000 shares;

     3. To consider and act on a proposal to amend the 1996 Directors' Stock Participation Plan by extending the Plan by five (5) years and increasing the number of shares of Common Stock available for issuance under the Plan by 80,000 shares; and

     4. To transact such other business as may properly come before the meeting and any adjournments thereof.

     The Board of Directors has fixed November 19, 2004 as the record date for the meeting. Owners of shares of Common Stock and Preferred Stock at the close of business on the record date are entitled to notice of the meeting and to vote at the meeting and any adjournments of the meeting.

     WE URGE YOU TO VOTE YOUR SHARES PROMPTLY. TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY PROMPTLY.

                                             By Order of the Board of Directors



                                             Jeanne Wendschuh
                                             Secretary
Fairfield, Connecticut
November 22, 2004

                                 PROXY STATEMENT

                         COMPETITIVE TECHNOLOGIES, INC.
                                1960 Bronson Road
                          Fairfield, Connecticut 06824

                               ___________________


     The Board of Directors is furnishing stockholders this Proxy Statement to solicit proxies to be voted at the annual meeting of stockholders of Competitive Technologies, Inc., a Delaware corporation (the "Company"). The meeting will be held on Friday, January 14, 2005 at 10:00 a.m. local time at the American Stock Exchange, 86 Trinity Place, New York, New York 10006.

     Each proxy received will be voted as you direct it to be voted. If you do not indicate on your proxy how you want your vote counted, your proxy will be voted FOR electing the nominees named below as directors, FOR amending the 1997 Employees' Stock Option Plan as described below, and FOR amending the 1996 Directors' Stock Participation Plan as described below. You may revoke your proxy at any time before the voting by notifying the Company; no formal procedure is required.

     If you complete and properly sign the accompanying proxy and return it to us, it will be voted as you direct. If you are a stockholder of record (that is, you hold a stock certificate registered in your name on the books of our transfer agent, American Stock Transfer & Trust Company) and attend the meeting, you may deliver your completed proxy in person.

     However, if you hold your shares in "street name" as a beneficial owner (that is, your broker holds the stock in your account and you do not have a stock certificate),

     a) you must return your voting instructions to your broker or nominee (that is, the holder of record) or

     b) if you wish to vote in person at the meeting, you must obtain from the record holder a proxy signed by the record holder giving you the right to vote the shares at the meeting and bring it to the meeting. (You may not use the voting instruction form provided by your broker or nominee to vote in person at the meeting);

     c) WITHOUT YOUR VOTING INSTRUCTIONS, YOUR BROKER CANNOT VOTE ON PROPOSALS 2 AND 3; PLEASE RETURN YOUR VOTING INSTRUCTIONS TO YOUR BROKER PROMPTLY.

     We intend to mail or give this Proxy Statement and the form of proxy enclosed herewith to the Company's stockholders on or about November 29, 2004.

     Only holders of record of the Company's 6,512,222 outstanding shares of Common Stock, $0.01 par value ("Common Stock"), and 2,427 outstanding shares of 5% Preferred Stock, $25 par value ("Preferred Stock") at the close of business on November 19, 2004, will be entitled to vote at the meeting. Each holder of record on the record date is entitled to one vote for each share of Common Stock or Preferred Stock held. If you abstain from voting, your shares will be counted as shares present and entitled to vote in determining the presence of a quorum for the meeting but your shares will not be voted in determining approval of any matter submitted to stockholders for a vote. An abstention will have the same effect as a negative vote on a matter submitted to stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority to vote on a particular matter (broker non-votes), those shares will be counted as shares present in determining the presence of a quorum for the meeting but they will not be considered present or entitled to vote with respect to that particular matter.

                            1. ELECTION OF DIRECTORS

     At the meeting, stockholders will elect a Board of seven directors by a plurality of the votes cast. The Board of Directors (the "Board") proposes the seven nominees named below.

     With the exception of Drs. Freed and Maccecchini, all of the nominees named below currently are directors of the Company. Mr. Fodale, whose term expires at this annual meeting, is not standing for re-election. No director, executive officer or nominee is related by family to any other director, executive officer or nominee. If any nominee is unable to serve, we solicit discretionary authority to vote to elect another person unless we reduce the size of the full Board. Each director will serve until the next annual meeting of stockholders and until his successor has been elected and qualified or until his earlier resignation or removal. We have no reason to believe that any nominee will not be available for election as a director for the prescribed term.

     An outside investment banking firm recommended to Mr. Nano that Dr. Maccecchini serve on the Board, and Mr. Nano forwarded the recommendation to the Nominating Committee.

     The following table sets forth information regarding each nominee for director according to the information furnished the Company by each such nominee:

                                                Positions Currently Held                  Committee       Director of the
Name                                   Age      with the Company                          Member          Company Since
-------------------------------------------------------------------------------------------------------------------------

Richard E. Carver                      67       Director and Chairman of the              C, N            January 2000
                                                Board of Directors

George W. Dunbar, Jr.                  58       Director                                  A, C            November 1999

Dr. Donald J. Freed                    62       Executive Vice President,                 --              Not currently a
                                                Chief Technology Officer                                  director

Dr. Maria-Luisa Maccecchini            53       None                                      --              Not currently a
                                                                                                          director

John B. Nano                           60       President, Chief Executive Officer        --              June 2002
                                                and Director

Charles J. Philippin                   54       Director                                  A, C*, N        June 1999

John M. Sabin                          49       Director                                  A*              December 1996

     A - Audit Committee
     C - Compensation and Stock Option Committee
     N - Nominating and Corporate Governance Committee
     * - Committee Chair

     Richard E. Carver. Mr. Carver currently is the President and Chief Executive Officer of MST America, an international business strategies consultancy. Mr. Carver has served in this capacity since January 1995. From November 1998 to April 2000, he served as President and Chief Executive Officer of RPP America, a seller of solid waste wrapping systems. From May 1988 to December 1999, he was Chairman and Chief Executive Officer of Carver Lumber Company, a provider of building materials for new home construction and prefabrications.

     George W. Dunbar, Jr. Mr. Dunbar currently serves as Chief Executive Officer and Director of Quantum Dot Corporation, a privately held bioscience company commercializing proprietary labeling and detection nanotechnology with applications in life science research and medicine. Mr. Dunbar has served in this capacity since February 2004. He has also served as President, Chief Executive Officer and Director of Targesome, Inc., an early stage developer of targeted nanoparticle drug delivery technology, since February 2003. From September 2000 to November 2002, he was Chief Executive Officer of EPIC Therapeutics, Inc., a drug delivery technology company. He served as acting President and Chief Executive Officer of StemCells, Inc. (previously known as Cyto-Therapeutics, Inc.) from February 2000 to January 2001 and acting President of StemCells California, Inc. (a wholly-owned subsidiary of StemCells, Inc.) developers of organ-specific, human platform stem cell technologies to treat diseases, from November 1999 to January 2001. From 1991 to August 1999, he was President and Chief Executive Officer of Metra BioSystems, Inc., a developer of products to detect and manage bone and joint diseases. Mr. Dunbar also serves as a Director of Sonus Pharmaceuticals, Inc.

     Dr. Donald J. Freed. Dr. Freed has served as Executive Vice President and Chief Technology Officer of the Company since January 1, 2004. From April 2003 to December 2003, he was a consultant to the Company. From November 1998 through March 2003, he served as Vice President, Business Development, and prior thereto, as Vice President of Marketing of Nanophase Technologies Corporation, a publicly held nanomaterials company. His background is in commercializing new technology. Dr. Freed was responsible for the successful start-up of advanced materials initiatives in three Fortune 50 companies, and has extensive experience in licensing and technology transfer on a global basis throughout Europe and Asia. Dr. Freed is an advisor to the Nanobusiness Alliance.

     Dr. Maria-Luisa Maccecchini. Dr. Maccecchini currently is President of Biomaterials Worldwide of Synthes, Inc., and has served in that capacity since March 2004. Synthes is an international medical device company specializing in the development, manufacture and marketing of instruments and implants for the surgical treatment of bones (osteosynthesis). From 2002 to 2004, Dr. Maccecchini was a strategic consultant to companies planning to enter the biotech industry. In 1991, Dr. Maccecchini founded Symphony Pharmaceuticals, later renamed Annovis, a biotech company that performs research, development, manufacturing and marketing of nucleic acid-based products and services, and served as its President and Chief Executive Officer from 1991 to 2002. Dr. Maccecchini also is a partner in Robin Hood Ventures, and early stage angel investment fund.

     John B. Nano. Mr. Nano has served as President and Chief Executive Officer of the Company since June 2002. He also served as Chief Financial Officer of the Company from August 2003 to May 2004. From 2000 to 2001, he served as a Principal reporting to the Chairman of Stonehenge Networks Holdings, N.V., a global virtual private network (VPN) provider, with respect to certain operating, strategic planning and finance functions. From 1998 to 1999, he served as Executive Vice President and Chief Financial Officer of ConAgra Trade Group, Inc., a subsidiary of ConAgra, Inc., an international food company. From 1993 to 1998, he served as Executive Vice President, Chief Financial Officer and President of the Internet Startup Division of Sunkyong America, a subsidiary of Sunkyong Group, a Korean conglomerate.

     Charles J. Philippin. Mr. Philippin currently is a Principal of Garmark Advisors, LLC, a mezzanine investment fund, and he has served in this capacity since May 2002. From June 2000 to January 2003, he served as Chief Executive Officer of Accordia, Inc., formerly On-Line Retail Partners, a provider of management and technology resources for branded e-commerce businesses. From July 1994 to May 2000, he served as a member of the management committee of Investcorp International, Inc., a global investment group acting as a principal and intermediary in international investment transactions. Mr. Philippin also serves as a Director of Samsonite Corp. and CSK Auto Corp.

     John M. Sabin. Mr. Sabin has served as Chief Financial Officer and General Counsel of Phoenix Health Systems, a health care IT consulting and outsourcing firm, since October 2004. From January 2000 to October 2004, he served as Chief Financial Officer and General Counsel of NovaScreen Biosciences Corporation, a developer of biotechnology-based tools to accelerate drug discovery and development. From September 1999 to January 2000, he was a business consultant. From May 1998 to September 1999, he served as Executive Vice President and Chief Financial Officer of Hudson Hotels Corporation, a limited service hotel development and management company. Mr. Sabin also serves as a Trustee of Hersha Hospitality Trust.

                          BOARD MEETINGS AND COMMITTEES


Corporate Governance Principles

     The Company's Corporate Governance Principles, Restated Certificate of Incorporation, Bylaws and the charters of the Audit Committee, the Compensation and Stock Option Committee (the "Compensation Committee") and the Nominating and Corporate Governance Committee (the "Nominating Committee") provide the framework for managing and governing the Company.

     The Board is elected by and responsible to the Company's stockholders. Except with respect to matters reserved to stockholders, the Board is the ultimate decision making body of the Company. In that capacity, the Board takes a proactive, engaged and focused approach to its responsibilities and duties, and sets standards to ensure that the Company is committed to business success and enhancement of stockholder value by maintaining the highest standard of responsibility and ethics. The Board designed its governance approach to be a working structure for principled actions, effective decision-making and appropriate monitoring of both compliance and performance.

     The Company's employees, managers and officers conduct its business under the direction of senior management and the leadership of the Chief Executive Officer ("CEO"), who are accountable to the Board and ultimately to the stockholders. Management is responsible for the day-to-day operation of the Company's business, strategic planning, budgeting, financial reporting and risk management.

     The Company's Corporate Governance Principles provide that a majority of the Board shall be independent directors in accordance with the rules of the American Stock Exchange and any other applicable legal or regulatory requirements. They also establish factors for the Board to consider in nominating or appointing directors, including:

     -- reputation, strength of character, integrity, business ethics and (for non-management directors) independence of the person;
     --   business, government or other professional experience and acumen;
     -- the number of other companies the person serves as a director and the person's time available to the Company;
     -- knowledge and expertise in life, digital, nano or physical sciences and related business enterprises, and other technical skills relevant to the business of the Company;
     --   diversity; and
     --   tenure as a member of the Company's Board.

Audit Committee

     The function of the Audit Committee is to assist the Board in fulfilling its responsibility to the stockholders relating to corporate accounting matters, the financial reporting practices of the Company, and the quality and integrity of the financial reports of the Company. Its purpose is to assist the Board with overseeing:

     -- the reliability and integrity of the Company's financial statements, accounting policies and disclosure practices;
     -- the Company's compliance with legal and regulatory requirements, including the Company's disclosure controls and procedures;
     -- the independent auditor's qualifications, engagement, compensation, and independence; and
     -- the performance of the Company's internal audit function and independent auditor.

     The Board has determined that each member of the Audit Committee is an independent director in accordance with the applicable rules of the American Stock Exchange and the Securities Exchange Act of 1934. It has also determined that each member is financially literate and has identified Mr. Sabin and Mr. Philippin as audit committee financial experts as defined by the Securities and Exchange Commission. Attached as Appendix A is a copy of the Audit Committee Charter, as adopted by the Board.

Compensation and Stock Option Committee

     The purpose of the Compensation Committee is to:

     -- review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO's performance in light of those goals and objectives, and determine and approve the CEO's compensation level based on this evaluation;
     -- review and approve the compensation of the Company's other officers based on recommendations from the CEO;
     -- review, approve and make recommendations to the Board with respect to incentive compensation plans or programs or other equity-based plans or programs, including but not limited to the Company's Annual Incentive Compensation Plan, the Company's 1997 Employees' Stock Option Plan and the Company's 401(k) Plan; and
     -- produce an annual report of the Compensation Committee on executive compensation for inclusion in the Company's annual proxy statement.

     The Board has determined that each member of the Compensation Committee is
(a) an independent director in accordance with the applicable rules of the American Stock Exchange and any other applicable legal or regulatory requirement, (b) a non-employee director within the meaning of Rule 16-b3(i) under the Securities Exchange Act of 1934, and (c) an outside director within the meaning of Section 162(m) of the Internal Revenue Code of 1986 (the "Internal Revenue Code").

Nominating and Corporate Governance Committee

     The purpose of the Nominating Committee is to:

     -- identify individuals qualified to become members of the Board, consistent with criteria approved by the Board;
     -- recommend to the Board candidates for all directorships to be filled by the Board or stockholders of the Company;
     -- in consultation with the Chairman of the Board, recommend to the Board members of the Board to be appointed to committees of the Board and the chairpersons thereof, including in the event of vacancies;
     -- develop and recommend to the Board a set of corporate governance principles applicable to the Company;
     -- oversee, evaluate and monitor the Board and its individual members and the corporate governance principles and procedures of the Company; and
     -- fulfill such other duties and responsibilities as may be set forth in its charter or assigned by the Board from time to time.

     The Board has determined that each member of the Nominating Committee is an independent director in accordance with the applicable rules of the American Stock Exchange and any other applicable legal or regulatory requirement. Attached as Appendix B is a copy of the Nominating Committee and Corporate Governance Committee Charter, as adopted by the Board.

     The Nominating Committee will consider nominees recommended by stockholders but it has not identified any special procedures stockholders need to follow in submitting such recommendations. The Nominating Committee has not identified any such procedures because as discussed below under the heading "Stockholder Communications to the Board," stockholders are free to send communications directly to the Board, committees of the Board and individual directors in writing care of the Secretary of the Company.

Meetings and Attendance

     During the year ended July 31, 2004, the Board of the Company held nine (9) meetings. During the same period, the Audit Committee met seven (7) times, the Compensation Committee met once, and the Nominating Committee met once. All of the directors standing for re-election attended at least 75% of the aggregate number of meetings of the Board and committees of which he was a member. The Company does not have a specific policy regarding directors' attendance at the annual meeting of stockholders. All directors except Mr. Dunbar attended the annual meeting of stockholders held on January 16, 2004.

Stockholder Communications to the Board

     Stockholders may send communications to the Board, committees of the Board and to individual directors in writing care of the Secretary of the Company. Written communications addressed to the Board are reviewed by the CEO for appropriate handling. Written communications addressed to an individual Board member are forwarded to that person directly.

                         BENEFICIAL OWNERSHIP OF SHARES

     The following information indicates the beneficial ownership of the Company's Common Stock by each director and nominee, by the three Named Executive Officers of the Company (as defined under the caption "Executive Compensation" below), and by each person known to us to be the beneficial owner of more than 5% of the Company's outstanding Common Stock. The indicated owners furnished such information to the Company as of November 1, 2004, except as otherwise indicated in the footnotes.

Name (and Address,                                                      Amount
if more than 5%)                                                  Beneficially
of Beneficial Owners                                                     Owned  (A)                Percent   (B)
----------------------------------------------------------------------------------------------------------------
Directors, nominees and executive officers
------------------------------------------
Richard E. Carver                                                       59,720  (C)                     --
Michael D. Davidson                                                      3,500  (D)                     --
George W. Dunbar, Jr.                                                   60,025  (E)                     --
Samuel M. Fodale                                                       160,033  (F)                   2.5%
Donald J. Freed                                                          9,250  (G)                     --
Maria-Luisa Maccecchini                                                   None                        None
John B. Nano                                                           264,480  (H)                   3.9%
Charles J. Philippin                                                    98,000  (I)                   1.5%
John M. Sabin                                                           62,026  (J)                     --

All directors, nominees and executive officers as a                    717,034  (K)                  10.3%
---------------------------------------------------
group
-----

Additional 5% Owner
-------------------

Richard D. Corley                                                      440,400  (L)                   6.8%
416 St. Mark Court
Peoria, IL 61603

___________________
(A)  Except as indicated in the notes that follow, the designated person or group has sole voting and investment power.
(B)  Percentages of less than 1% are not shown.
(C)  Consists of 15,720 shares of Common Stock plus 44,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Carver.
(D)  Consists of 1,000 shares of Common Stock plus 2,500 stock options deemed exercised solely for purposes of showing total shares owned by Mr.
     Davidson.
(E)  Consists of 10,025 shares of Common Stock and 50,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Dunbar.
(F)  Consists of 110,033 shares of Common Stock plus 50,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Fodale.
     Includes 70,300 shares of Common Stock held by Central Maintenance
     Services, Inc., 3,200 shares of Common Stock held by his children and 2,000 shares of Common Stock held by his spouse.
(G)  Consists of 3,000 shares of Common Stock plus 6,250 stock options deemed exercised solely for purposes of showing total shares owned by Dr. Freed.
(H)  Consists of 14,480 shares of Common Stock and 250,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Nano.
     Includes 5,000 shares of Common Stock held by his spouse in Uniform Gift to Minors account for his son.
(I)  Consists of 48,000 shares of Common Stock plus 50,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr.
     Philippin.
(J)  Consists of 12,026 shares of Common Stock plus 50,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Sabin.
     Includes 200 shares of Common Stock held by his spouse.
(K)  Consists of 214,284 shares of Common Stock plus 502,750 stock options to purchase shares of Common Stock deemed exercised solely for purposes of showing total shares owned by the group.
(L)  Information from Schedule 13D/A dated December 22, 2003 and filed by Mr.
     Corley December 22, 2003.


     At November 1, 2004, the stock transfer records maintained by the Company with respect to its Preferred Stock showed that the largest holder of Preferred Stock owned 500 shares.

                             EXECUTIVE COMPENSATION

Summary Compensation

     The following table summarizes the total compensation awarded to, earned by or paid by the Company for services rendered during each of the last three fiscal years to the three individuals who served as executive officers of the Company during the fiscal year ended July 31, 2004 (the "Named Executive Officers").

                                                        SUMMARY COMPENSATION TABLE

                                                                                      Long Term
                                                                                   Compensation
                                                                                         Awards
                                                                                         ------
Name and                                           Annual Compensation               Securities           All Other
Principal                           Fiscal         -------------------               Underlying        Compensation
Position                              Year       Salary ($)       Bonus ($)         Options (#)                 ($)
--------------------------------------------------------------------------------------------------------------------
John B. Nano                          2004          250,000         125,000             100,000          24,596 (A)
President and Chief                   2003          250,000              --                  --          32,289 (B)
Executive Officer                     2002           28,846              --             300,000              --
Since June 17, 2002

Donald J. Freed                       2004          116,667          30,000              25,000          73,180 (C)
Executive Vice President and
Chief Technology Officer
Since January 1, 2004

Michael D. Davidson                   2004           37,500          10,000              10,000              --
Vice President and Chief
Financial Officer
Since May 3, 2004

______________________
(A)  Consists of personal use of Company auto ($10,467) and unvested Company discretionary contribution to 401(k) Plan ($14,129 paid in 3,541 shares of
     Common Stock).
(B)  Consists of personal use of Company auto ($5,942) and vested Company discretionary contribution to 401(k) Plan ($26,347 paid in 4,480 shares of
     Common Stock).
(C)  Consists of income earned as a consultant to the Company ($65,080) prior to full time employment and unvested Company discretionary contribution to
     401(k) Plan ($8,100 paid in 2,030 shares of Common Stock).

Option Grants

     The following table summarizes the stock options granted by the Company during the fiscal year ended July 31, 2004 to the Named Executive Officers.

                                                    OPTION GRANTS IN LAST FISCAL YEAR

                                                 Individual Grants
-----------------------------------------------------------------------------------------------------------------
                                                       Percent
                                                      of Total
                                                       Options                                        Grant Date
                                                    Granted to                                     Present Value
                                      Options        Employees       Exercise                              under
                                      Granted        in Fiscal          Price     Expiration       Black-Scholes
Name                                        #             Year      ($/Share)           Date       Pricing Model
-----------------------------------------------------------------------------------------------------------------
John B. Nano                      100,000 (1)              42%         $1.95        10/31/13         $67,000 (3)
Donald J. Freed                    25,000 (2)              10%         $2.50        01/01/14         $37,750 (4)
Michael D. Davidson                10,000 (2)               4%         $3.98        05/03/14         $23,200 (5)

______________________
(1)  Options vested 100% on October 31, 2003.
(2)  Options vest 25% on grant date and 25% on each of the first three anniversaries of the grant date.
(3)  Estimated on grant date assuming no dividend yield, 88.4% expected volatility, 1.3% risk-free interest rate, and 1 year expected option life.
(4)  Estimated on grant date assuming no dividend yield, 80.1% expected volatility, 3.4% risk-free interest rate, and 4 year expected option life.
(5)  Estimated on grant date assuming no dividend yield, 76.3% expected volatility, 3.2% risk-free interest rate, and 4 year expected option life.

Option Exercises and Year End Value

     For the Named Executive Officers, the following table summarizes stock options held at July 31, 2004. None of the Named Executive Officers exercised any stock options during the fiscal year ended July 31, 2004.

                          AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                            Number of
                                                                           Securities                 Value of
                                                                           Underlying              Unexercised
                                                                          Unexercised             In-the-Money
                                       Shares                                 Options               Options at
                                  Acquired On           Value           At FY-End (#)               FY-End ($)
                                     Exercise        Realized             Exercisable/             Exercisable/
Name                                      (#)             ($)           Unexercisable            Unexercisable
-----------------------------------------------------------------------------------------------------------------
John B. Nano                              --             $--          250,000/150,000        $975,000/$585,000
Donald J. Freed                           --             $--             6,250/18,750          $24,375/$73,125
Michael D. Davidson                       --             $--              2,500/7,500                      N/A

Employment Agreements

     Effective August 1, 2004, the Company and Mr. Nano amended his employment agreement. The amended and restated agreement provides for his employment as the Company's President and CEO at a base compensation of $350,000 per year, subject to reviews and increases in the sole discretion of the Company's Board. The employment term is for three (3) years through July 31, 2007, after which it automatically extends for successive one-year periods, if it has not been terminated earlier and neither party has given notice of intent to terminate at the end of the then current term. The agreement also provides that:

     -- for each fiscal year, Mr. Nano will be eligible to receive a bonus of up to fifty percent (50%) of his base compensation based on the Company's performance and Mr. Nano's performance of objectives determined by the Compensation Committee of the Board;
     -- the Company intends that Mr. Nano shall have the opportunity to acquire an ownership percentage (as defined in the agreement) of at least five percent (5%) of the Company's outstanding Common Stock. Stock options granted to him shall be subject to the terms and conditions of a stock option plan maintained by the Company and shall vest twenty-five percent (25%) on each of the first four anniversaries of the grant date;
     -- if Mr. Nano's employment terminates because of his death or disability (as defined in the agreement), any previously granted unvested options will become fully vested and immediately exercisable;
     -- if Mr. Nano resigns his employment for good reason (as defined in the agreement) or if the Company terminates his employment without cause (as defined in the agreement), Mr. Nano will be entitled to severance benefits. Severance benefits include continuation of his base compensation and group insurance benefits for twelve (12) months and continued vesting of previously granted stock options for twelve (12) months or until the next employment anniversary, whichever is longer, but in no event longer than ten (10) years from the option grant date;
     -- if the Company terminates his employment without cause in conjunction with a change in control, Mr. Nano will be entitled to change in control benefits. Change in control benefits include continuation of his base compensation and group insurance benefits for the longer of twelve (12) months or the remainder of the then current employment term and full vesting and immediate exercisability of any previously granted unvested options;
     -- if Mr. Nano remains employed by the Company through his 65th birthday and his employment subsequently terminates for any reason other than cause (as defined in the agreement), the Company shall reimburse him up to $120,000 for a one-time premium for post-retirement health insurance for Mr. Nano and his family.

     On September 27, 2004, the Company and Dr. Freed executed an employment agreement covering Dr. Freed's employment as Executive Vice President and Chief Technology Officer at a base compensation of $250,000 per year, subject to reviews and increases approved by the Compensation Committee of the Board. Dr. Freed's employment is at will and either party can terminate it at any time for any reason. The agreement also provides that:

     -- for each fiscal year, Dr. Freed will be eligible to receive a bonus of up to fifty percent (50%) of his base compensation based on the Company's performance and Dr. Freed's performance of objectives approved by the Compensation Committee of the Board;
     -- if Dr. Freed's employment terminates because of his death or disability (as defined in the agreement), any previously granted unvested options will become fully vested and immediately exercisable;
     -- if Dr. Freed resigns his employment for good reason (as defined in the agreement) or if the Company terminates his employment without cause (as defined in the agreement), Dr. Freed will be entitled to severance benefits. Severance benefits include continuation of his base compensation and group insurance benefits for six (6) months and continued vesting of previously granted stock options for the longer of six (6) months or until the next employment anniversary date, but in no event longer than ten (10) years from the option grant date;
     -- if the Company terminates his employment without cause in conjunction with a change in control, Dr. Freed will be entitled to change in control benefits. Change in control benefits include continuation of his base compensation and group insurance benefits for twelve (12) months and full vesting and immediate exercisability of any previously granted unvested options.

Other Arrangements

401(k) Plan

     Effective January 1, 1997, the Company established the Competitive Technologies, Inc. 401(k) Plan (the "401(k) plan"), a defined contribution plan. (Effective January 31, 2003, the Competitive Technologies, Inc. Employees' Common Stock Retirement Plan (adopted August 1, 1990) was merged into the Company's 401(k) plan.) All employees who are at least age 21 and meet certain service requirements are eligible to participate.

     An eligible employee may elect to contribute, by salary reduction, to the 401(k) plan up to a specified dollar amount determined by the Internal Revenue Service for a calendar year. For 2004, the limit is $13,000, plus $3,000 for participants over age 50. For 2003, the limit was $12,000, plus $2,000 for participants over age 50. For 2002, the limit was $11,000, plus $1,000 for participants over age 50. Employee contributions are fully vested when made.

     The Board may authorize discretionary Company contributions to the 401(k) plan, subject to limitations set forth in the Internal Revenue Code. Before an employee has completed four years of service, Company discretionary contributions generally vest over time based on an employee's years of service. After an employee has completed four years of service, Company discretionary contributions are fully vested when they are made. The 401(k) plan defines a year of service as twelve (12) consecutive months during which an employee has at least 1,000 hours of service. When they authorize discretionary Company contributions, the Board determines the method for allocation among participants: based on compensation, based on a per capita allocation or based on a combination of per capita and compensation bases.

     For the fiscal years ended July 31, 2004, 2003 and 2002, the Board authorized discretionary contributions of $100,000, $100,000 and $80,000, respectively, payable in shares of Common Stock. The Named Executive Officers received the following allocations of the Company's discretionary contributions: for Mr. Nano, 3,541 and 4,480 shares, respectively, for 2004 and 2003, and for Dr. Freed, 2,030 shares for 2004. Mr. Nano was not eligible to participate in the 2002 allocation and Mr. Davidson was not eligible to participate in the 2004 allocation.

Annual Incentive Compensation Plan

     On March 28, 2003, the Company's Board approved the Competitive Technologies, Inc. Annual Incentive Compensation Plan and terminated its previous incentive compensation plan. The Compensation Committee, composed of not less than two independent directors of the Company, administers the Annual Incentive Compensation Plan. The Board may suspend, amend or terminate this plan at any time or from time to time. This plan provides that the Company pay in cash the greater of annual bonus incentive or commission awards.

     The targeted incentive award is a percentage of the participant's salary as of December 31 of each plan year, 10% for administrative staff, 30% for professional staff and 50% for the President and CEO. Annual bonus incentive awards are tied, up to 70%, to the Company's financial performance and up to 30% to individual performance. If the Company's financial performance is less than 80% of its goal, there may be no award for the 70% portion. If the Company's financial performance is more than 115% of its goal, the award may increase to 150% of the 70% portion of the award. If a participant meets his or her individual goals, the Company may pay the 30% portion regardless of whether the Company achieves its financial performance goal. The Compensation Committee may also authorize special awards in its sole discretion.

     For the fiscal years ended July 31, 2004 and 2003, the Company charged $175,000 and $50,000, respectively, to expense for annual bonus incentive awards to employees other than the Named Executive Officers. The Company paid these awards in September 2004 and April 2004, respectively.

     This annual incentive compensation plan also includes the Company's Commission Plan for professional and support staff and consultants, which sets aside up to 10% of new business revenue (less direct costs other than personnel costs). The plan provides that the commission from each new business revenue source shall be paid for a maximum of five years and be allocated among those who participated in generating that revenue. No commissions were paid or accrued under this plan in fiscal 2004 or 2003.

1997 Employees' Stock Option Plan

     The stockholders approved the Company's 1997 Employees' Stock Option Plan ("the 1997 Option Plan") that provides for granting either incentive stock options under Section 422 of the Internal Revenue Code or non-statutory options with respect to its Common Stock. Stock options granted under the 1997 Option Plan must be granted at not less than 100% of fair market value on the grant date. In certain instances non-statutory stock options, which are vested or become vested upon the happening of an event or events specified by the Compensation Committee, may continue to be exercisable through up to 10 years after the grant date, irrespective of the termination of the optionee's employment with the Company.

                                               EQUITY COMPENSATION PLAN INFORMATION

                                                        Number of
                                                 securities to be
                                                      issued upon               Weighted-
                                                      exercise of        average exercise             Number of
                                                      outstanding                price of            securities
                                                         options,             outstanding             remaining
                                                     warrants and       options, warrants         available for
Plan Category                                              rights              and rights       future issuance
-----------------------------------------------------------------------------------------------------------------
Equity compensation plans approved by
    security holders                                    1,134,795               $   4.670               364,531
Equity compensation plans not approved by
    security holders (A)                                   57,537               $   4.345                   N/A

______________________

(A) We granted these warrants to our financial advisor in partial consideration for assisting us in arranging our equity financing with Fusion
Capital (see Note 4 to the Company's Consolidated Financial Statements included in Item 8 in our Annual Report on Form 10-K for the year ended July 31, 2004).
The warrant holder may exercise these warrants on or before February 25, 2009.
The warrants include piggyback registration rights that allow the warrant holder to request that we register the shares issuable on exercise of the warrants if we file to register any of our Common Stock, subject to certain exceptions and limitations.

                              DIRECTOR COMPENSATION

     The Company pays each director who is not an employee of the Company or a subsidiary $1,000 for each Board meeting attended. The Company also pays each director $250 for attending each committee meeting that coincides with a Board meeting and $500 for attending a committee meeting that does not coincide with a Board meeting. The Company pays each director who participates telephonically one-half the fee for attending such meetings. The Company reimburses directors for out-of-pocket expenses incurred to attend Board and committee meetings.

     In addition to meeting fees, the Company pays non-employee directors an annual cash retainer of $7,500 (payable in quarterly installments), issues shares of Common Stock pursuant to its 1996 Directors' Stock Participation Plan and grants options pursuant to its 2000 Directors Stock Option Plan, as noted below. In 2004 the Company began paying annual stipends of $12,000 to the Chairman of the Board and $6,000 to the Chairman of the Audit Committee for the additional responsibilities and time commitments required of them.

     Under the Company's 1996 Directors' Stock Participation Plan, on the first business day of January from January 1997 through January 2006, the Company issues to each non-employee director who has been elected by the stockholders and has served at least one full year a number of shares of Common Stock equal to the lesser of (a) $15,000 divided by the per share fair market value of such stock on the issuance date, or (b) 2,500 shares. If a non-employee director were to leave the Board after serving at least one full year but prior to the January issuance date, the Company would pay the annual stock compensation described above on a pro-rata basis up to the termination date. In January 2004, the Company issued an aggregate of 12,500 shares under this plan (2,500 shares each to Messrs. Carver, Dunbar, Fodale, Philippin and Sabin).

     Effective January 27, 2000, the Company adopted the Competitive Technologies, Inc. 2000 Directors Stock Option Plan (the "Directors Option Plan") with respect to its Common Stock. Directors who are not employees of the Company or a subsidiary are eligible for options granted pursuant to this plan. This plan provides for the Company to grant an option for 10,000 shares to each new director elected during the term of this plan on the date he or she is first elected to office, whether by the stockholders or by the Board. This plan also provides for the Company to grant an additional option for 10,000 shares to each director holding office on the first business day in each subsequent January. Stock options granted under this plan are non-statutory options, have an exercise price not less than 100% of the fair market value of the Common Stock at the grant date, have a term of ten years from the grant date, and are fully vested on the grant date. If a person's directorship terminates because of death or permanent disability, options may be exercised within one year after termination. If the termination is for any other reason, options may be exercised within 180 days after termination. However, the Board has the discretion to amend options previously granted to provide that such options may continue to be exercisable for specified additional periods following termination. In no event may an option be exercised after expiration of its ten-year term. The Company may not grant options under the Directors Option Plan after the first business day of January 2010. On January 2, 2004, the Company granted 50,000 options under this plan (10,000 options each to Messrs. Carver, Dunbar, Fodale, Philippin and Sabin) at an exercise price of $2.50 per share, the market price on the grant date.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and officers and persons who own more than ten percent of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the American Stock Exchange. SEC regulations require reporting persons to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such reports received or written representations from certain reporting persons with respect to fiscal 2004, we believe that all reporting persons complied with all applicable reporting requirements, except that Mr. Fodale, Dr. Freed, Mr. Nano and Mrs. Jeanne Wendschuh (former Principal Accounting Officer) each filed one report on Form 4 late, and Dr. Freed filed one report on Form 3 late.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Dunbar and Mr. Philippin were members of the Compensation Committee during 2004. There were no Compensation Committee interlocking relationships in 2004.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     There are no transactions to be reported under this item.


              REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

     This report of the Compensation and Stock Option Committee (the "Committee") shall not be deemed incorporated by reference by any general statement incorporating the Proxy Statement by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Company's compensation program consists of base salary, bonus, stock options, other incentive awards and other benefits, which the Committee generally reviews annually. Our overall philosophy is to align compensation with the Company's business strategy and to support achievement of our long-term goals. We believe it is essential to maintain an executive compensation program that provides overall compensation competitive with that paid executives with comparable qualifications and experience to attract and retain competent executives.

     The Company intends that its annual incentive compensation plan reward employees for achieving specific levels of profitability. It provides for payment in cash of the greater of annual bonus incentive or commission awards. This plan ties annual bonus incentive awards to the Company's financial performance and the individual's performance in achieving their goals. The targeted annual bonus incentive award is a percentage of the participant's base salary. The Committee may also make special awards. The Company designed its commission plan to encourage staff and consultants to generate ongoing new business revenues. All awards under the annual incentive compensation plan are at the discretion of the Committee.

     The Committee also determines the number of options to grant employees under the Company's 1997 Option Plan and their related vesting schedules. This plan provides additional long-term incentive for employees to maximize stockholder value and to continue employment with the Company. To encourage and recognize the cooperative teamwork of all employees that is required to achieve the Company's goals, we grant stock options to all employees.

     Mr. Nano's base salary and compensation package was reviewed in detail by the Committee. The Committee also hired the Hay Group, a worldwide compensation consulting firm, to review Mr. Nano's compensation package in light of the Company's performance, compare it with others and make expert recommendations to assist the Committee in their review of Mr. Nano's total compensation.

     For the fiscal year ended July 31, 2004, the Committee recommended, and the Board approved, a base salary for Mr. Nano of $250,000, a bonus of $125,000, and a grant of 100,000 stock options pursuant to the Company's 1997 Employees' Stock Option Plan. In addition, the Company contributed approximately $14,000 of Common Stock to Mr. Nano's 401(k) account pursuant to the Company's 401(k) plan. The Committee also reviewed in detail Mr. Nano's amended and restated employment agreement effective August 1, 2004, and recommended its approval to the Board.

                    Compensation and Stock Option Committee:

                         Charles J. Philippin (Chairman)
                                Richard E. Carver
                              George W. Dunbar, Jr.


                          REPORT OF THE AUDIT COMMITTEE

     This report of the Audit Committee (the "Audit Committee") shall not be deemed incorporated by reference by any general statement incorporating the Proxy Statement by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Audit Committee reviewed and discussed the Company's audited financial statements as of and for the fiscal year ended July 31, 2004 with management, as well as the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for the year ended July 31, 2004 before the Company filed those reports.

     The Audit Committee discussed with the independent accountants, BDO Seidman, LLP, (see also "Independent Public Accountants" below) the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as issued, modified or supplemented.

     The Audit Committee received the written disclosures and the letter from the independent accountants, BDO Seidman, LLP, required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as issued, modified or supplemented. The Audit Committee discussed with the independent accountants, BDO Seidman, LLP, their independence from management and from the Company.

     Based on the reviews and discussions referred to in the foregoing paragraphs, the Audit Committee recommended to the Board of Directors that the audited financial statements as of and for the year ended July 31, 2004 be included in the Company's Annual Report on Form 10-K for the year ended July 31, 2004.

                                Audit Committee:

                            John M. Sabin (Chairman)
                              George W. Dunbar, Jr.
                              Charles J. Philippin

                                PERFORMANCE GRAPH

     The performance graph below shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The performance graph compares cumulative total return (assuming reinvestment of dividends, if any) on the Company's Common Stock for the five-year period shown, compared with the American Stock Exchange Market Index and a SIC code index made up of all public companies whose four-digit standard industrial code number (6794) includes patent owners and lessors and who have been public for the period covered by the graph, all for the fiscal years ended July 31, assuming $100 invested on August 1, 1999 in the Company's Common Stock, the American Stock Exchange Market Index and the published SIC code index of public companies.



                    ASSUMES $100 INVESTED ON AUGUST 1, 1999
                           ASSUMES DIVIDEND REIVESTED
                        FISCAL YEAR ENDING JULY 31, 2004


                          1999         2000         2001         2002         2003         2004
                          ----         ----         ----         ----         ----         ----
Competitive
  Technologies,
  Inc.                 $100.00      $153.68      $ 90.95      $ 46.99      $ 26.27      $ 65.68
Industry Index
  6794                 $100.00      $ 83.48      $ 71.15      $ 68.90      $110.60      $106.78
Broad Market
  AMEX Index           $100.00      $114.55      $109.18      $ 99.28      $114.08      $131.90

                         INDEPENDENT PUBLIC ACCOUNTANTS

     BDO Seidman, LLP served as independent public accountants for the fiscal year ended July 31, 2004 and the Audit Committee expects to select them to serve for the fiscal year ending July 31, 2005. We expect a representative of BDO Seidman, LLP to attend the annual meeting, to make a statement if he or she desires to do so and to be available to respond to appropriate questions.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

     In August 2003 the Audit Committee recommended and the Board approved the selection of BDO Seidman, LLP and the dismissal of PricewaterhouseCoopers LLP as the Company's independent accountant contingent upon BDO Seidman, LLP's acceptance of its engagement and execution of a satisfactory engagement letter.

     On September 2, 2003, PricewaterhouseCoopers LLP notified the Company that it viewed its dismissal to have occurred. It is the Company's understanding that PricewaterhouseCoopers LLP views its dismissal to have occurred on August 25, 2003. However, the Company disagrees with PricewaterhouseCoopers LLP's opinion as to the date of their dismissal, which was not intended to occur until the retention of new auditors was completed. However, the Company accepts that September 2, 2003 may be viewed as the dismissal date of PricewaterhouseCoopers LLP.

     The reports of PricewaterhouseCoopers LLP on the Company's consolidated financial statements for the fiscal years ended July 31, 2002 and 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended July 31, 2002 and 2001, and through September 2, 2003, there was no disagreement with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the consolidated financial statements for such years.

     During the fiscal years ended July 31, 2002 and 2001, and through September 2, 2003, there was no reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.

     On September 16, 2003, Competitive Technologies, Inc. engaged BDO Seidman, LLP as its independent accountant to audit the Company's consolidated financial statements for the fiscal year ended July 31, 2003. The Audit Committee recommended and the Board approved BDO Seidman, LLP's engagement.

     During the fiscal years ended July 31, 2002 and 2001, and through September 16, 2003, the Company had not consulted BDO Seidman, LLP regarding the application of accounting principles to any specific transaction (either completed or proposed), the type of audit opinion that might be rendered on the Company's financial statements, any other accounting, auditing or financial reporting matter, or any reportable events described in Items 304(a)(2)(i) and 304(a)(2)(ii) of Regulation S-K.

Fees Billed by Principal Accountants
------------------------------------

     The following table presents fees for professional services rendered by BDO Seidman, LLP ("BDO") and PricewaterhouseCoopers LLP ("PwC") for the years ended July 31, 2004 and 2003:

                                      2004                          2003
                                      ----                          ----
                               BDO            PwC            BDO            PwC
                               ---            ---            ---            ---
Audit Fees (A)             $ 84,000       $     --       $ 57,000       $ 35,000
Audit-Related Fees (B)       10,000         10,000             --         52,000
Tax Fees (C)                  1,000             --             --             --
All Other Fees                   --             --             --             --
                           --------       --------       --------       --------
Total                      $ 95,000       $ 10,000       $ 57,000       $ 87,000
                           ========       ========       ========       ========


(A)  The Audit Committee pre-approved all 2004 and 2003 audit services.
(B) Audit-related fees were for assurance and related services. For 2004, they were in connection with a Registration Statement on Form S-1 for 2004. For 2003 they were in connection with a Registration Statement on Form S-8, a private placement memorandum and consultations related to accounting and reporting matters, principally related to the SEC's June 12, 2003 Wells Notices (See Note 16 to Consolidated Financial Statements included in Item 8 of our Annual Report on Form 10-K). The Audit Committee pre-approved all 2004 audit-related services but no 2003 audit-related services.
(C) Tax fees for 2004 were for federal income tax advice related to the Fusion Capital agreement. The Company did not use tax compliance services of BDO or PwC in either year. The Audit Committee did not pre-approve these tax services since they were of a de minimus amount.

Audit Committee Pre-Approval of Services of Principal Accountants

     The Audit Committee has the sole authority and responsibility to select, evaluate, determine the compensation of and, where appropriate, replace the independent auditor. After determining that providing the non-audit services is compatible with maintaining the auditor's independence, the Audit Committee shall pre-approve all audit and permitted non-audit services to be performed by the independent auditor, except for de minimus amounts. If it is not practical for the Audit Committee to meet to approve fees for permitted non-audit services, the Audit Committee has authorized its chairman, currently Mr. Sabin, to approve them and to review such pre-approvals with the Audit Committee at its next meeting.


         2. PROPOSED AMENDMENT TO THE 1997 EMPLOYEES' STOCK OPTION PLAN

     The Board has adopted, subject to stockholder approval, a proposal to amend the 1997 Employees' Stock Option Plan to increase the number of shares with respect to which stock options may be granted by an additional 500,000 shares.

     The 1997 Option Plan as previously amended provides that options may be granted for an aggregate of 1,025,000 shares of Common Stock. As a result of option grants and exercises, at November 1, 2004, only 50,452 shares were available for future option grants under the 1997 Option Plan. If stockholders approve the proposed amendment, the shares available for future option grants under the 1997 Option Plan, including the 50,452 shares now available, will be 550,452 shares. In addition, the shares covered by any outstanding options (an aggregate of 932,025 shares at November 1, 2004) that expire or terminate may be re-optioned under the 1997 Option Plan.

     On November 19, 2004, the last reported sale price of the Company's Common Stock on the American Stock Exchange was $5.95 per share.

Vote Required for Approval; Board Recommendation

     The Board urges stockholders to approve the amendment to the 1997 Option Plan. The Board believes that stock options align the interests of employees with those of stockholders and provide a form of performance-based compensation to reward performance that enhances long-term stockholder value and increases employee stock ownership. The Board believes that stock options enhance the Company's ability to attract and retain an outstanding employee and executive team and serve as an incentive for them to contribute to the success of the Company's operations. In addition, the exercise of stock options provides additional cash to the Company while also potentially providing additional compensation to the employee.

     The affirmative vote of a majority of the shares of Common and Preferred Stock (voting as a single class) present or represented and entitled to vote on the matter at a meeting at which a quorum is present in person or by proxy is required to approve the amendment to the 1997 Option Plan. A majority of the Company's outstanding shares of Common and Preferred Stock constitutes a quorum. As discussed above, broker non-votes will be counted as shares present in determining the presence of a quorum, but will not be entitled to vote on this matter.

Description of 1997 Option Plan

     The 1997 Option Plan provides for the grant of either incentive stock options under Section 422 of the Internal Revenue Code or non-statutory options. All Company employees (currently 17 in number) are eligible to receive options under the 1997 Option Plan.

     The Compensation Committee that administers the 1997 Option Plan consists of not less than two directors, none of whom is eligible to receive an option. Compensation Committee members are non-employee directors as defined by applicable SEC rules and outside directors as defined by Internal Revenue Code regulations. Subject to any limitations imposed by the Board and the terms of the 1997 Option Plan, the Compensation Committee periodically determines which employees of the Company or its subsidiaries should receive options under the 1997 Option Plan, the type of option, the number of shares covered by the option, the per share exercise price, the vesting provisions of the option, and the terms of the option, which may include limited transferability of non-statutory options to certain family members. Options are not otherwise transferable except by will or the laws of descent and distribution.

     The 1997 Option Plan provides that payment in full for shares purchased under an option shall be made in cash (including check) at the time the option is exercised. With the consent of the Compensation Committee, it also provides for payment in full for shares to be made (a) by tendering shares of the Company's Common Stock owned at least six months and valued at the fair market value of such shares on the date the option is exercised, or (b) by requesting the Company to withhold from issuance that number of shares having a fair market value equal to the exercise price of options exercised on the exercise date.

     The 1997 Option Plan provides that the option price of incentive and non-statutory stock options shall be not less than 100% of the fair market value of the stock at the grant date. The maximum term of any option under the 1997 Option Plan is ten years from the grant date, and the 1997 Option Plan contains provisions with respect to earlier termination upon termination of employment. In certain instances, non-statutory stock options that are or become vested upon the happening of an event or events specified by the Compensation Committee may continue to be exercisable through up to ten years after the grant date, irrespective of the termination of the optionee's employment with the Company.

     In the case of Named Executive Officers of the Company, the 1997 Option Plan provides that the number of option shares granted in a fiscal year to any such officer shall not exceed 300,000 shares for the first fiscal year during which the person becomes a Named Executive Officer or 100,000 shares for each subsequent fiscal year during which the person serves as a named executive officer. In the case of incentive options, the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive options are exercisable for the first time by any optionee during any calendar year shall not exceed $100,000.

     The Board appoints members of the Compensation Committee to serve at the pleasure of the Board. At any time the Board may amend or discontinue the 1997 Option Plan, provided that without stockholder approval, no Board action may increase the number of shares available for option (except to adjust for stock splits, etc.), reduce the option price below 100% of fair market value at date of grant, or change the requirements for eligibility to participate in the 1997 Option Plan. No options may be granted under the 1997 Option Plan after September 30, 2007.

     If stockholders approve the proposed increase in the number of shares of Common Stock available for option grants under the 1997 Option Plan, the Company expects to register the 500,000 additional shares pursuant to the Acts in 2005.

     Under the 1997 Option Plan, as of November 1, 2004, options had been granted as shown in the following table:

                                                                                                     Number of
                                                                                                       Options
Grantee                                                                                                Granted
---------------------------------------------------------------------------------------------------------------
John B. Nano               President and Chief Executive Officer                                       400,000

Donald J. Freed            Executive Vice President and Chief Technology Officer                        65,000

Michael D. Davidson        Vice President and Chief Financial Officer                                   30,000

All current executive officers as a group                                                              495,000

All current directors who are not executive officers as a group                                           None

All employees, including all current officers who are not executive officers, as a group (A)         1,081,500


(A) This number exceeds the total number of shares authorized for issuance under the 1997 Option Plan because of forfeited and terminated options.

Federal Income Tax Consequences

     On exercise of non-statutory options, the difference between the option price and the fair market value of the stock on the measuring date (normally the option exercise date) will be taxable as ordinary income to the optionee and deductible by the Company as compensation. Gain or loss on the subsequent sale of such stock will be eligible for capital gain or loss treatment by the optionee and will have no federal income tax consequences to the Company.

     An exchange of Common Stock in payment of the exercise price in the case of non-statutory options is considered a tax-free exchange by the optionee to the extent of a like number of new shares, with the new shares retaining the basis and holding period of the old shares. The fair market value of any additional shares transferred to the optionee (representing the excess of the fair market value of all of the new shares over the fair market value of all of the old shares) will constitute ordinary income to the optionee and be deductible by the Company. This amount then becomes the optionee's basis in such shares.

     With respect to incentive stock options, if the optionee does not make a disqualifying disposition of stock acquired by exercising such option, no income for federal income tax purposes will result to the optionee on the granting or exercise of the option (except that the amount by which the fair market value of the stock at time of exercise exceeds the option price may be subject to alternative minimum tax), and in the event of any sale thereafter, any amount realized in excess of optionee's cost will be taxed as long-term capital gain and any loss sustained will be long-term capital loss. In such case, the Company will not be entitled to a deduction for federal income purposes in connection with the issuance or exercise of the option. A disqualifying disposition will occur if the optionee disposes of such shares within two years from the option grant date or within one year after the transfer of such shares to him. If the optionee makes a disqualifying disposition, the difference between the option price and the lesser of (a) the fair market value of the stock when the option is exercised or (b) the amount realized on disposition of the stock will be treated as ordinary income to the optionee at the time of disposition and will be allowed as a deduction to the Company.

     In the case of an incentive stock option, if the exchange is not a disqualifying disposition of the stock exchanged, an exchange of Common Stock in payment of the option price is considered tax-free. Under proposed regulations, a number of shares received upon exercise equal to the number of shares exchanged will have a basis equal to the basis of the shares exchanged and the remaining shares received will have a zero basis.

     An exchange of statutory option stock to acquire other stock on exercise of an incentive stock option is a taxable recognition transaction with respect to the stock disposed of if the minimum statutory holding period for such statutory option stock has not been met. Statutory option stock includes stock acquired through exercise of a qualified stock option, an incentive stock option, a restricted stock option or an option granted under an employee stock purchase plan. If there is such a premature disposition, ordinary income is attributed to the optionee (and will be deductible by the Company) to the extent of his "bargain" purchase on acquisition of the surrendered stock; and the post-acquisition appreciation in value of such stock is taxed to him as a short-term capital gain if held for less than the applicable holding period for long-term capital gain, or long-term capital gain if held for such applicable holding period, and will not be deductible by the Company.

     A portion of the excess of the amount deductible by the Company over the value of options when issued may be subject to the alternative minimum tax imposed on corporations.

     If an optionee transfers a transferable option in accordance with the provisions of the 1997 Option Plan, the transfer will not cause the optionee to recognize any income at the time of transfer. When the transferee exercises the option, the optionee or his estate (and not the transferee) will have ordinary income as described above. If the transferee exercises the option, the transferee's basis in the stock will be the fair market value of the stock on the exercise date. For gift tax purposes, transfer of the option will constitute a completed gift on the transfer date for those options that are fully vested on the transfer date. For options that are not yet vested, the date the gift is completed for gift tax purposes will be the date when such options vest.

     The described tax consequences are based on current laws, regulations and interpretations thereof, all of which are subject to change and assume that the optionee has not purchased any shares of the Company within six months prior to the exercise in question at a purchase price less than the market price of shares on the exercise date. In addition, the discussion is limited to federal income taxes and does not attempt to describe state and local tax consequences to optionees or the Company.

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1997 EMPLOYEES' STOCK OPTION PLAN.

      3. PROPOSED AMENDMENT TO THE 1996 DIRECTORS' STOCK PARTICIPATION PLAN

     The Board has adopted, subject to stockholder approval, a proposal to amend the 1996 Directors' Stock Participation Plan (the "1996 Directors' Plan") to extend the term by five (5) years and to increase the number of shares that may be issued by 80,000 shares, effective as of the first business day of January 2005.

     The 1996 Directors' Plan currently expires in January 2006. If it is not extended, no further awards can be made under it after January 2, 2006. In addition, the 1996 Directors' Plan provides for issuance of shares of Common Stock to non-employee directors of the Company (currently five in number). An aggregate of 100,000 shares was reserved for issuance under the 1996 Directors' Plan. As a result of shares issued under the 1996 Directors' Plan, at November 1, 2004, only 11,079 shares remain reserved for issuance. Assuming no director resigns and the price of a share of Common Stock is less than $6.00, the Company, being unable to issue the 2,500 shares as calculated under the terms of the 1996 Directors' Plan, would issue 2,216 shares to four (4) of the non-employee directors and 2,215 to one of the non-employee directors on the first business day of January 2005, and no shares would remain reserved for issuance under this plan.

     If stockholders approve the proposed amendment, the shares reserved for issuance under the 1996 Directors' Plan (assuming the 11,079 shares now reserved for issuance will be issued on the first business day of January 2005) will be 80,000. If stockholders approve the proposed amendment and the additional shares are registered with the SEC and approved for listing on the American Stock Exchange, we expect there would be sufficient shares to issue 1,421 additional shares on the first business day of January 2005 issuance and for issuance of the maximum 2,500 shares per non-employee director to five directors on the first business day of January 2005 through January 2011.

Vote Required for Approval; Board Recommendation

     The Board urges stockholders to approve the amendments to the 1996 Directors' Plan to extend the term of the 1996 Directors' Plan by five (5) years to January 2011 and to increase the number of shares that may be issued by 80,000 in order to provide sufficient shares for issuances during the extended term of the 1996 Directors' Plan.

     Shares issued under the 1996 Directors' Plan further align the interests of current and future directors with those of stockholders and increase their stake in the Company. Any increase in the market price of the stock after issuance of the shares to the directors will mirror increases in value actually available to every stockholder. In addition, compensating directors partially with shares, rather than all in cash, allows the Company to use its cash to achieve its business strategy. The Company expenses the fair market value of the stock it issues under the 1996 Directors' Plan.

     Shares issued pursuant to the 1996 Directors' Plan are in addition to the cash fees paid to non-employee directors and the options granted to them under the 2000 Directors Stock Option Plan described under "Director Compensation."

     The affirmative vote of a majority of the shares of Common and Preferred Stock (voting as a single class) present or represented and entitled to vote on the matter at a meeting at which a quorum is present in person or by proxy is required to approve the amendments to the 1996 Directors' Plan. A majority of the Company's outstanding shares of Common and Preferred Stock constitutes a quorum. As discussed above, broker non-votes will be counted as shares present in determining the presence of a quorum, but will not be entitled to vote on this matter.

Description of the 1996 Directors' Plan

     Under the 1996 Directors' Plan as originally adopted, on the first business day of January of each year for ten years commencing in 1997, the Company will issue to each non-employee director who has been elected by the stockholders and has served continuously as such a director for at least one full year prior to the date of issuance, a number of shares of the Company's Common Stock (rounded to the nearest whole share) equal to the lesser of (a) $15,000 divided by the per share fair market value of such stock on the issue date or (b) 2,500 shares. Unless the 1996 Directors' Plan is extended as proposed, the 1996 Directors' Plan will terminate following the close of business on the first business day of January 2006.

     If a non-employee director were to leave the Board after serving at least one full year but prior to the January issuance date, the annual stock compensation described above would be payable in shares on a pro-rata basis up to the termination date.

     The 1996 Directors' Plan provides for adjustments for such matters as stock dividends and stock splits to prevent dilution or enlargement of rights. Any amendment to the 1996 Directors' Plan which would increase the number of shares reserved for issuance, change the eligibility provisions or the formula for determining the number of shares to be issued, or extend the term of the 1996 Directors' Plan requires stockholder approval.

     The Company expects to register the additional 80,000 shares reserved for issuance under this proposed amendment pursuant to the Acts in 2005.

     Under the 1996 Directors' Plan, as of November 1, 2004, shares had been issued under the 1996 Directors' Plan as shown in the following table:

                                                                                                        Number
Name and Position                                                            Dollar Value ($)        of Shares
---------------------------------------------------------------------------------------------------------------
Named Executive Officers                                                                 --                 --

All current executive officers as a group                                                --                 --

All current directors who are not executive officers as a group                   $ 205,470             56,050

All employees, including all current officers who are not executive
  officers, as a group                                                                   --                 --

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
             APPROVAL OF THE AMENDMENTS TO THE 1996 DIRECTORS' PLAN.


                            PROPOSALS OF STOCKHOLDERS

     Stockholders who wish to present proposals under SEC Rule 14a-8 to be included in the Company's Proxy Statement and form of proxy in connection with the next annual meeting must submit those proposals so that the Company receives them no later than 120 days before the mailing date of the Company's Proxy Statement in connection with the January 14, 2005 annual meeting. If we meet this year's expected mailing date of November 29, 2004, the Company must receive such proposals for next year's annual meeting no later than July 31, 2005.

     Stockholders who wish to present matters outside the processes of SEC Rule 14a-8 to be included in the Company's Proxy Statement and form of proxy in connection with the next annual meeting must submit notice of those matters so that the Company receives them no later than 45 days before the mailing date of the Company's Proxy Statement in connection with the January 14, 2005 annual meeting. If we meet this year's expected mailing date of November 29, 2004, the Company must receive notice of such matters for next year's annual meeting no later than October 14, 2005. Notice received after October 14, 2005 will be untimely and subject to the discretionary authority described in the last sentence of this Proxy Statement.

                                     GENERAL

     The Company will bear the cost of solicitation of proxies. In addition to being solicited by mail, proxies may be solicited personally or by telephone or telegraph. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to principals in obtaining their proxies. The Board intends to engage the services of Morrow & Co., Inc. to assist in soliciting stockholder votes for proposals 2 and 3. The Company will bear the cost of the solicitation services, which are estimated to be approximately $10,000.

     Copies of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, any amendments to those reports and any other reports filed with or furnished to the SEC are also available on or through the Company's website at www.competitivetech.net as soon as reasonably practicable after they are filed with or furnished to the SEC.

     On written request, the Company will provide without charge (except for exhibits) to any record or beneficial owner of its securities a copy of the Company's Annual Report on Form 10-K filed with the SEC for the fiscal year ended July 31, 2004, including the financial statements and schedules thereto. Exhibits to said report will be provided upon payment of fees limited to the Company's reasonable expenses in furnishing such exhibits. Written requests should be addressed to: Secretary, Competitive Technologies, Inc., 1960 Bronson Road, Fairfield, Connecticut 06824.

     Some brokers and other nominee record holders may be participating in the practice of "householding" corporate communications to stockholders, such as proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of this Proxy Statement to you if you call or write us at the following address or phone number: Competitive Technologies, Inc., 1960 Bronson Road, Fairfield, Connecticut 06824, telephone:
(203) 255-6044. If you want to receive separate copies of our corporate communications to stockholders such as proxy statements and annual reports in the future, or if you are receiving copies and would like to receive only one copy for your household, you should contact your broker or other nominee record holders, or you may contact the Company at the above address and phone number.

     The Board of Directors is not aware of any matter that is to be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of the stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in respect of any such other matters in accordance with their best judgment in the interest of the Company.

                                             By Order of the Board of Directors


                                             Jeanne Wendschuh
                                             Secretary
Dated: November 22, 2004

                                                                      Appendix A
                                                                      ----------

                         CHARTER OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                         COMPETITIVE TECHNOLOGIES, INC.

Purpose
-------

     The Audit Committee (the "Committee") shall provide assistance to the Board of Directors (the "Board") of Competitive Technologies, Inc. (the "Company") in fulfilling its responsibility to the shareholders relating to corporate accounting matters, the financial reporting practices of the Company, and the quality and integrity of the financial reports of the Company. The purpose of the Committee shall be to assist the Board with oversight of:

     o The reliability and integrity of the Company's financial statements, accounting policies and disclosure practices;

     o The Company's compliance with legal and regulatory requirements, including the Company's disclosure controls and procedures;

     o The independent auditor's qualifications, engagement, compensation, and independence; and

     o The performance of the Company's internal audit function and independent auditor.

The Committee shall encourage free and open communication among the Committee members, the Board, the independent auditor, and management to promote continuous improvement of and adherence to the Company's policies, procedures and practices. The Company's independent auditor will report directly to the Committee and is ultimately accountable to the Board, as representatives of the Company's shareholders.

Membership
----------

     The Committee shall consist of three or more members of the Board appointed by the full Board. Each member of the Committee shall be an "independent" director, as determined by the Board, in accordance with the applicable rules of the American Stock Exchange LLC ("AMEX"), the Securities Exchange Act of 1934, as amended, and any other applicable legal or regulatory requirement. All Committee members must be financially literate and able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. At least one member of the Committee shall be an "audit committee financial expert" as defined by the Securities and Exchange Commission (the "SEC").

     No director may serve as a member of the Committee if such director serves on the audit committee of more than three public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to serve effectively on the Committee.

     The members of the Committee shall be appointed or reappointed annually and shall serve until such member's successor is appointed by the Board or until such member's earlier death, resignation, removal or cessation as a director of the Company. Any member of the Committee may be removed from the Committee, with or without cause, by a majority vote of the Board. The Board shall also designate a Committee chairperson.

                                                                      Appendix A
                                                                      ----------

Meetings
--------

     The Committee shall meet at least quarterly, or more frequently as circumstances dictate. The Committee shall meet periodically with each of management and the Company's independent auditor in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately. An agenda, together with materials relating to the subject matter of each meeting, shall be sent to the members of the Committee prior to each meeting. The time and place of the meetings of the Committee and the procedures to be followed at such meetings shall be determined from time to time by the members of the Committee, provided that (i) a quorum for meetings shall be a majority of the members present in person or by telephone or any other telecommunications device which allows all persons participating in the meeting to speak and hear each other, (ii) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee, and (iii) the Committee may act by unanimous written consent signed by each member of the Committee. The Committee may meet in executive session, as the Committee deems necessary or appropriate.

     The Committee shall maintain written minutes of the meetings, which minutes shall be filed with the minutes of the meetings of the Board.

Responsibilities and Duties
---------------------------

     The responsibilities and duties set forth below, shall be the common recurring activities of the Committee in carrying out its purpose as set forth in this Charter. The responsibilities and duties set forth in this Charter should serve as a guide with the express understanding that the Committee may carry out additional responsibilities and duties and adopt additional policies and procedures as may be necessary in light of any changing business, legislative, regulatory, legal or other conditions. The Committee may form, and delegate any of its responsibilities to, a subcommittee so long as such subcommittee is solely comprised of one or more members of the Committee.

     To fulfill its responsibilities and duties, the Committee shall:

Financial Reporting

     (1) Review, with management and the independent auditor, significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements.

     (2) Ask management and the independent auditor about significant exposure risks and the plans to minimize such risks.

     (3) Resolve disagreements between management and the independent auditor regarding proposed financial reporting.

     (4) Review and discuss with management and the independent auditor the annual and quarterly financial statements prior to their filing, including the Company's disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and discuss with the independent auditor the matters required to be communicated by applicable Statements of Auditing Standards.

                                                                      Appendix A
                                                                      ----------

     (5) Review the disclosures made to the Committee by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

     (6) Inquire as to the existence and substance of any significant accounting accruals, reserves or estimates made by management that had or may have a material impact on the financial statements.

     (7) Review with management and the independent auditor material transactions, arrangements, obligations and other relationships in which the Company is involved (including, but not limited to, transactions which are not directly included in the Company's consolidated financial statements) with unconsolidated entities or others that may have a material current or future effect on the Company's financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenue or expenses.

     (8) Review with the independent auditor any problems encountered in the course of their audit, including any change in the scope of the planned audit work, any restrictions placed on the scope of such work, any management letter provided by the independent auditor, management's response to any such letter, and the cooperation of the Company's management with the independent auditor.

     (9) In consultation with the independent auditor and management, review the integrity, adequacy and effectiveness of the disclosure controls and procedures of the Company and its internal controls and procedures, and receive and review any recommendations for improvements.

     (10) Meet with management and the independent auditor to review the financial statements and results of the audit.

     (11) Discuss with the independent auditor the matters required to be discussed by (a) Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management, (b) Statement of Auditing Standards No. 90, including whether the Company's accounting principles as applied are conservative, moderate or aggressive from the perspective of income, asset, and liability recognition, and whether or not those principles reflect common or minority practices, and (c) Statement of Auditing Standards No. 100, including the review of the interim financial information of the Company and any material modifications that need to be made to the interim financial information for it to conform with generally accepted accounting principles ("GAAP").

     (12) Discuss generally the Company's philosophy and processes associated with earnings press releases and financial information and earnings guidance provided to analysts and rating agencies.

     (13) Meet at least annually on a private individual basis with all Company employees who are involved in a material way with the preparation of the Company's consolidated financial statements to inquire about the conformance with the Company's financial reporting and internal control policies.

Internal Controls and Audit Coverage

     (1) At least annually, obtain and review a report from the independent auditor describing (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm,
(c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company.

                                                                      Appendix A
                                                                      ----------

     (2) Evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal controls and ensuring that appropriate individuals possess an understanding of their roles and responsibilities.

     (3) Confirm that internal control recommendations made by the independent auditor have been implemented by management.

     (4) Confirm that management and the independent auditor keep the Committee informed about fraud, illegal acts, deficiencies in internal controls and certain other matters.

     (5) Review and discuss with the independent auditor (a) all critical accounting policies and practices to be used and any significant changes thereto, (b) all alternative treatments of financial information with GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

     (6) Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

Compliance with Laws and Regulations

     (1) Establish procedures for (a) the receipt, retention and treatment of complaints and concerns received by the Company regarding accounting, internal accounting controls, or auditing or related matters, (b) the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters, and (c) the protection of reporting employees from retaliation.

     (2) Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) on any alleged fraudulent acts or accounting irregularities.

     (3) Periodically obtain updates from management and counsel regarding compliance.

     (4) Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements.

     (5) Review, with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements.

     (6) Review the findings of any examinations by regulatory agencies, such as the SEC.

External Audit

     (1) Have the sole authority and responsibility to select (subject to shareholder ratification if sought), evaluate, determine the compensation of and, where appropriate, replace the independent auditor.

                                                                      Appendix A
                                                                      ----------

     (2) On an annual basis, review and discuss with the independent auditor all significant relationships the auditor has with the Company to determine the auditor's independence.

     (3) Have the sole authority to approve the engagement letter and the fees to be paid to the independent auditor.

     (4) Pre-approve all audit and permitted non-audit services to be performed by the independent auditor (subject to the de minimus exceptions under applicable law, rules and regulations). The Committee may delegate to one or more designated members of the Committee (and has delegated to its Chairman), the authority to grant such pre-approvals. The Chairman or any such delegate shall review any such pre-approvals with the full Committee at its next regularly scheduled meeting. In making its pre-approval determination, the Committee shall consider whether providing the non-audit services is compatible with maintaining the auditor's independence.

     (5) Obtain confirmation and assurance as to the independence of the independent auditor, including ensuring that the independent auditor submit on a periodic basis (not less than annually) to the Committee a formal written statement delineating all relationships between such independent auditor and the Company, consistent with the Independence Standards Board Standard No. 1.

     (6) Review and evaluate the performance of the independent auditor periodically and make determinations regarding the appointment or termination of the independent auditor.

     (7) Assure regular rotation of the lead audit partner, the concurrent partner and other partners as required by applicable law, rules and regulations, and consider whether rotation of the independent auditor is necessary to ensure independence.

Other Responsibilities

     (1) Be responsible for the review and oversight of all "related-party transactions," as such term is defined by the rules of the AMEX.

     (2) Review and evaluate, on an annual basis, (i) the performance of the Committee and its members, including a review of adherence of the Committee to this Charter, and (ii) the adequacy of this Charter, and recommend to the Board any improvements to this Charter that the Committee considers necessary or appropriate.

     (3) Perform such other responsibilities and duties as may be assigned to the Committee from time to time by the Board.

     (4) If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist.

     In discharging its role, the Committee is empowered to inquire into any matter it considers appropriate to carry out its responsibilities. The Committee shall have the authority to retain, terminate and obtain advice, reports or opinions from internal or outside advisors and legal counsel in the performance of its duties and responsibilities, and shall have the sole authority to approve related fees and retention terms. The Committee shall promptly report to the Board its engagement of any advisor, including the scope and terms of such engagement. The Committee shall have full access to any relevant records of the Company and may also request that any officer or other employee of the Company meet with any members of, or consultants to the Committee as is reasonably necessary for the Committee to effectively perform its duties and responsibilities.

                                                                      Appendix A
                                                                      ----------

Reports
-------

     The Committee shall report periodically to the Board (i) following meetings of the Committee, (ii) with respect to such other matters as are relevant to the discharge of the Committee's duties and responsibilities, (iii) with respect to such recommendations as the Committee may deem appropriate from time to time, and (iv) the Committee's conclusions with respect to the independent auditor. The report can be a written or an oral report by a member of the Committee elected by the Committee to give such report to the Board. In addition, the Committee shall also prepare an annual report of the Committee for inclusion in the annual proxy statement, in accordance with applicable rules and regulations.

Limitation of Committee's Role
------------------------------

     While the Committee has the duties and responsibilities set forth in this Charter, it is not the duty of the Committee to prepare financial statements, plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and in accordance with GAAP. These are the responsibilities of management and the independent auditor. The Committee's role is one of oversight. The Committee recognizes that Company management and the independent auditor have more time, knowledge and detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work.

                                                                      Appendix B
                                                                      ----------

                          CHARTER OF THE NOMINATING AND
                         CORPORATE GOVERNANCE COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                         COMPETITIVE TECHNOLOGIES, INC.

Purpose
-------

     The purpose of the Nominating and Corporate Governance Committee (the "Committee") of the Board of Directors (the "Board") of Competitive Technologies, Inc. (the "Company") shall be to:

     o Identify individuals qualified to become members of the Board, consistent with criteria approved by the Board;

     o Recommend to the Board candidates for all directorships to be filled by the Board or stockholders of the Company;

     o In consultation with the Chairman of the Board, recommend to the Board members of the Board to be appointed to committees of the Board, including in the event of vacancies;

     o Develop and recommend to the Board a set of corporate governance principles applicable to the Company;

     o Oversee, evaluate and monitor the Board and its individual members, the management of the Company and the corporate governance principles and procedures of the Company; and

     o Fulfill such other duties and responsibilities as may be set forth in this Charter or as may be assigned to the Committee by the Board from time to time.

Membership
----------

     The Committee shall consist of three or more members of the Board appointed by the full Board. Each member of the Committee shall be an "independent" director, as determined by the Board, in accordance with the applicable rules of the American Stock Exchange and any other applicable legal or regulatory requirement.

     The members of the Committee shall be appointed or reappointed annually and shall serve until such member's successor is appointed by the Board or until such member's earlier death, resignation, removal or cessation as a director of the Company. Any member of the Committee may be removed from the Committee, with or without cause, by a majority vote of the Board. The Board shall also designate a Committee chairperson.

Meetings
--------

     The Committee may establish its own schedule for meetings throughout the year, and shall determine the number of meetings necessary and proper for the conduct of its business. An agenda, together with materials relating to the subject matter of each meeting, shall be sent to the members of the Committee prior to each meeting. The time and place of the meetings of the Committee and the procedures to be followed at such meetings shall be determined from time to time by the members of the Committee, provided that (i) a quorum for meetings shall be a majority of the members present in person or by telephone or any other telecommunications device which allows all persons participating in the meeting to speak and hear each other, (ii) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee, and (iii) the Committee may act by unanimous written consent signed by each member of the Committee.

                                                                      Appendix B
                                                                      ----------

     The Committee shall maintain written minutes of the meetings, which minutes shall be filed with the minutes of the meetings of the Board.

Responsibilities and Duties
---------------------------

     The responsibilities and duties set forth below, shall be the common recurring activities of the Committee in carrying out its purpose as set forth in this Charter. The responsibilities and duties set forth in this Charter should serve as a guide with the express understanding that the Committee may carry out additional responsibilities and duties and adopt additional policies and procedures as may be necessary in light of any changing business, legislative, regulatory, legal or other conditions.

     The responsibilities and duties of the Committee shall be to:

     (1) Develop and recommend to the Board specific criteria for the selection of directors.

     (2) Review and make recommendations regarding the composition of the Board in order to ensure that the Board has an appropriate breadth of expertise and its membership consists of persons with sufficiently diverse and independent backgrounds.

     (3) Review the qualifications of, and recommend to the Board, those persons to be nominated for membership on the Board and to be elected by the Company's stockholders or by the Board to fill vacancies and newly created directorships. In identifying candidates for membership on the Board, the Committee shall evaluate all factors which it deems appropriate, including but not limited to a candidate's integrity and business ethics, strength of character, mature judgment, expertise in life, digital, nano or physical sciences, other relevant technical skills, the extent to which the candidate would fill a present need on the Board and any other factors set forth in the Company's Corporate Governance Principles. The Committee shall also review and make recommendations to the Board whether members of the Board should stand for re-election.

     (4) Review and assess at least annually the performance of the Board and individual members thereof, the other committees of the Board and the Committee itself.

     (5) Periodically review the charter and composition of each committee of the Board and make recommendations to the Board for the adoption of or revisions to the committee charters, the creation of additional Board committees or the elimination of any Board committees.

     (6) Develop and recommend to the Board a set of corporate governance principles and guidelines and to maintain awareness of developments with regard to corporate governance to enable the Committee to make recommendations to the Board in light of such developments as the Committee may deem appropriate.

     (7) Review, from time to time as the Committee may deem appropriate or as requested by the Board, the compensation of the Board, including but not limited to retainer and meeting attendance fees, as well as other Board compensation programs and policies, and make recommendations to the Board regarding any changes thereto.

                                                                      Appendix B
                                                                      ----------

     (8) Review management's monitoring of compliance with the Company's Corporate Standards of Conduct, consider any requests for waivers of such standards of conduct by directors or executive officers and review any proposed transactions between the Company and its directors or executive officers.

     (9) Perform such other responsibilities and duties as may be assigned to the Committee from time to time by the Board.

     The Committee shall have the authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion and to retain, terminate and obtain advice, reports or opinions from search firms or other internal or outside advisors and legal counsel in the performance of its duties and responsibilities, and shall have the sole authority to approve related fees and retention terms. The Committee shall have full access to any relevant records of the Company and may also request that any officer or other employee of the Company meet with any members of, or consultants to the Committee as is reasonably necessary for the Committee to effectively perform its duties and responsibilities.

Reports
-------

     The Committee shall report periodically to the Board (i) following meetings of the Committee, (ii) with respect to such other matters as are relevant to the discharge of the Committee's duties and responsibilities, and (iii) with respect to such recommendations as the Committee may deem appropriate from time to time. The report can be a written or an oral report by a member of the Committee elected by the Committee to give such report to the Board. In addition, the Committee shall also prepare an annual report on corporate governance matters for inclusion in the proxy statement.

                                                                      Appendix C
                                                                      ----------

                         COMPETITIVE TECHNOLOGIES, INC.
                        1997 EMPLOYEES' STOCK OPTION PLAN
                           As Amended January 24, 2003


1.   Purpose of the 1997 Employees' Stock Option Plan.
     ------------------------------------------------

     The purpose of the Plan is to enable the Company to attract, retain and motivate its employees by providing for or increasing the proprietary interests of such employees in the Company through increased stock ownership.

     The Plan provides for options which either (i) qualify as incentive stock options ("Incentive Options") within the meaning of that term in Section 422 of the Internal Revenue Code of 1986, as amended, or (ii) do not so qualify under
Section 422 of the Code ("Nonstatutory Options") (collectively "Options"). Any Option granted under this Plan will be clearly identified at the time of grant as to whether it is intended to be either an Incentive Option or a Nonstatutory Option.

2.   Definitions.
     -----------

     The following terms, when appearing in the text of this Plan in capitalized form, will have the meanings set out below:

     (a)  "Board" means the Board of Directors of the Company.

     (b) "Code" means the Internal Revenue Code of 1986, as heretofore or hereafter amended.

     (c)  "Committee" means the committee appointed by the Board pursuant to
          Section 3 below.

     (d) "Company" means Competitive Technologies, Inc. or any parent or "subsidiary corporation," as that term is defined by Section 424(f) of the Code, thereof, unless the context requires it to be limited to Competitive Technologies, Inc.

     (e) "Disabled Grantee" means a Grantee who is disabled within the meaning of Section 422(c)(6) of the Code.

     (f) "Employees" means the class of employees consisting of individuals regularly employed by the Company on a full-time salaried basis who are identified as key employees, or such other employees as the Committee shall so determine.

                                                                      Appendix C
                                                                      ----------

     (g) "Executive Officer" means those individuals who, on the last day of the taxable year at issue: (i) served as the Company's chief executive officer or was acting in a similar capacity, regardless of compensation level; and (ii) the four most highly compensated executive officers (other than the chief executive officer) all as determined pursuant to Treasury Regulation ss.1.162-27(c)(2).

     (h) "Fair Market Value" means, with respect to the common stock of the Company, the price at which the stock would change hands between an informed, able and willing buyer and seller, neither of which is under a compulsion to enter into the transaction. Fair Market Value will be determined in good faith by the Committee in accordance with a valuation method which is consistent with the guidelines set forth in Treasury Regulation 1.421-7 (e) (2) or any applicable regulations issued pursuant to Section 422(a) of the Code. Fair Market Value will be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

     (i) "Grantee" means an eligible Employee under this Plan who has been granted an Option.

     (j) "Incentive Option" means an Option that qualifies for the benefit described in Section 421 of the Code, by virtue of compliance with the provisions of Section 422 of the Code.

     (k)  "Nonstatutory Option" means an Option that is not an Incentive Option.

     (l) "Option" means either an Incentive Option or a Nonstatutory Option granted under this Plan.

     (m) "Option Agreement" means the agreement entered into between the Company and an individual Grantee and specifying the terms and conditions of the Option granted to the Grantee, which terms and conditions will recite or incorporate by reference: (i) the provisions of this Plan which are not subject to variation; and (ii) the variable terms and conditions of each Option granted hereunder which will apply to that Grantee.

     (n) "Optionee" means a Grantee, and, under the appropriate circumstances, his guardian, representative, heir, distributee, legatee or successor in interest, including any transferee.

                                                                      Appendix C
                                                                      ----------

     (o) "Plan" means this 1997 Employees' Stock Option Plan, as the same may from time to time be amended.

     (p)  "Stock" means the Company's common stock.

3.   Administration of the Plan.
     --------------------------

     (a) Committee Membership. The Plan shall be administered by a committee appointed by the Board, to be known as the Compensation Committee (the "Committee"). The Committee shall be not less than two members and comprised solely of Non-employee Directors, as defined by Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934 ("1934 Act"), or any successor definition adopted by the Securities and Exchange Commission, and who shall each also qualify as an Outside Director for purposes of Section 162(m) of the Code. Any vacancy occurring on the Committee may be filled by appointment by the Board. The Board at its discretion may from time to time appoint members to the Committee in substitution of members previously appointed, may remove members of the Committee and may fill vacancies, however caused, in the Committee.

     (b) Committee Procedures. The Committee shall select one of its members as chairman and shall hold meetings at such times and places as it may determine. A quorum of the Committee shall consist of a majority of its members, and the Committee may act by vote of a majority of its members present at a meeting at which there is a quorum, or without a meeting by written consent signed by all members of the Committee. If any powers of the Committee hereunder are limited or denied by the Board or under applicable law, the same powers may be exercised by the Board.

     (c) Committee Powers and Responsibilities. The Committee will interpret the Plan, prescribe, amend and rescind any rules or regulations necessary or appropriate for the administration of the Plan, and make such other determinations and take such other actions it deems necessary or advisable, except as otherwise expressly reserved for the Board. Subject to the limitations imposed by the Board or under applicable law and the terms of the Plan, the Committee may periodically determine which Employees should receive Options under the Plan, whether the options shall be Incentive Options or Nonstatutory Options, the number of shares covered by such Options, the per share purchase price for such shares, and the terms thereof, including but not limited to transferability of such Options, and shall have full power to grant such Options. In making its determinations, the Committee shall consider, among other relevant factors, the importance of the duties of the Grantee to the Company, his or her experience with the Company, and his or her future value to the Company. All decisions, interpretations and other actions of the Committee shall be final and binding on all Grantees, Optionees and all persons deriving their rights from a Grantee or Optionee. No member of the Board or the Committee shall be liable for any action taken or failed to be taken in good faith or for any determination made pursuant to the Plan.

                                                                      Appendix C
                                                                      ----------

4.   Stock Subject to Plan.
     ---------------------

     This Plan authorizes the Committee to grant Options to Employees up to the aggregate amount of 1,025,000 shares of Stock, subject to eligibility and any limitations specified herein. Adjustment in the shares subject to the Plan shall be made as provided in Section 9. Any shares covered by an Option which, for any reason, expires, terminates or is canceled may be reoptioned under the Plan.

5.   Eligibility
     -----------

     (a)  General Rule. All Employees defined in Section 2(f) shall be eligible.

     (b) Ten Percent Stockholders. An employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding Stock shall not be eligible for designation as a Grantee of an Incentive Option unless (i) the exercise price for each share of Stock subject to such Incentive Option is at least one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the date of grant, and (ii) such Incentive Option, by its terms, is not exercisable after the expiration of five (5) years from the date of grant.

     (c) Attribution Rules. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the Stock owned, directly or indirectly, by or for his brothers, sisters (whether by whole or half blood), spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.

     (d) Outstanding Stock. For purposes of Subsection (b) above, "Outstanding Stock" shall include all Stock actually issued and outstanding immediately after the grant. "Outstanding Stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

                                                                      Appendix C
                                                                      ----------

     (e)  Individual Limits of Executive Officers. Subject to the provisions of
          Section 9 hereof, the number of option shares granted in a fiscal year to any Executive Officer shall not exceed 300,000 shares for the first fiscal year during which such person becomes an Executive Officer and shall not exceed 100,000 shares for any subsequent fiscal year during which such person serves as an Executive Officer.

     (f) Incentive Option Limitation. The aggregate Fair Market Value of the stock for which Incentive Options granted to any one eligible Employee under this Plan and under all incentive stock option plans of the Company, its parent(s) and subsidiaries, may by their terms first become exercisable during any calendar year shall not exceed $100,000, determining Fair Market Value of the stock subject to any Option as of the time that Option is granted. If the date on which one or more Incentive Options could be first exercised would be accelerated pursuant to any other provision of the Plan or any Stock Option Agreement referred to in Section 6(a), or an amendment thereto, and the acceleration of such exercise date would result in a violation of the restriction set forth in the preceding sentence, then notwithstanding any such other provision the exercise date of such Incentive Options shall be accelerated only to the extent, if any, that is permitted under Section 422 of the Code and the exercise date of the Incentive Options with the lowest option prices shall be accelerated first. Any exercise date which cannot be accelerated without violating the $100,000 restriction of this section shall nevertheless be accelerated, and the portion of the Option becoming exercisable thereby shall be treated as a Nonstatutory Option.

6.   Terms and Conditions of All Options Under the Plan.
     --------------------------------------------------

     (a) Option Agreement. All Options granted under the Plan shall be evidenced by a written Option Agreement and shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in an Option Agreement.

                                                                      Appendix C
                                                                      ----------

     (b) Number of Shares. Each Option Agreement shall specify the number of shares of the Stock each such Employee will be entitled to purchase pursuant to the Option and shall provide for the adjustment of such number in accordance with Section 9. Each Option Agreement shall state the minimum number of shares which must be exercised at any time, if any.

     (c) Nature of Option. Each Option Agreement shall specify the intended nature of the Option as an Incentive Option, a Nonstatutory Option or partly of each type.

     (d) Exercise Price. Each Option Agreement shall specify the exercise price. The exercise price of either the Incentive Option or the Nonstatutory Option shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the date of grant. Subject to the foregoing, the exercise price under any Option shall be determined by the Committee in its sole discretion. The exercise price shall be payable in the form described in Section 7.

     (e) Term of Option. The Option Agreement shall specify the term of the Option. The term of any Option granted under this Plan is subject to expiration, termination, and cancellation as set forth within this Plan.

     (f) Exercisability. Each Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. Such Option shall not be exercisable after the expiration of such term which shall be fixed by the Committee, but in any event not later than ten years from the date such Option is granted. Subject to the provisions of the Plan, the Committee may grant Options which are vested, or which become vested upon the happening of an event or events as specified by the Committee.

     (g) Withholding Taxes. Upon exercise of any Nonstatutory Option (or any Incentive Option which is treated as a Nonstatutory Option because it fails to meet the requirements set forth in the Code for Incentive Options), the Optionee must tender full payment to the Company for any federal income tax withholding required under the Code in connection with such exercise ("Withholding Tax"). If the Optionee fails to tender to the Company the Withholding Tax, the Committee, at its discretion, shall withhold from the Optionee any and all shares subject to such Option, and accordingly, subject to Withholding Tax until such time as either of the following events has occurred:

                                                                      Appendix C
                                                                      ----------

          (i) the Employee tenders to the Company payment in cash to pay the Withholding Tax; or

          (ii) the Company withholds from the Employee's wages an amount sufficient to pay the Withholding Tax.

     (h) Termination and Acceleration of Option.

         For Incentive Options:
         ---------------------

          (i) If the employment of a Grantee who is not a Disabled Grantee is terminated without cause, or such Grantee voluntarily quits or retires under any retirement plan of the Company, any then outstanding and exercisable stock option held by such a Grantee shall be exercisable, in accordance with the provisions of the Option Agreement, by such Grantee at any time prior to the expiration date of such Option or within three months after the date of termination of employment or service, whichever is the shorter period.

          (ii) If the employment of a Grantee who is a Disabled Grantee is terminated without cause, any then outstanding and exercisable Option held by such a Grantee shall be exercisable, in accordance with the provisions of the Option Agreement, by such a Grantee at any time prior to the expiration date of such Option or within one year after the date of such termination of employment or service, whichever is the shorter period.

          For all Options issued hereunder:
          --------------------------------

          (i) If the Company terminates the employment of a Grantee for cause, all outstanding stock options held by the Grantee at the time of such termination shall automatically terminate unless the Committee notifies the Grantee that his or her options will not terminate. A termination "for cause" shall be defined under each written Option Agreement. The Company assumes no responsibility and is under no obligation to notify a Permitted Transferee (as hereafter defined in section 13) of early termination of an Option on account of a Grantee's termination of employment.

          (ii) Whether termination of employment or other service is a termination "for cause" or whether a Grantee is a Disabled Grantee shall be determined in each case, in its discretion, by the Committee and any such determination by the Committee shall be final and binding.

                                                                      Appendix C
                                                                      ----------

          (iii)Following the death of a Grantee during employment, any outstanding and exercisable Options held by such Grantee at the time of death shall be exercisable, in accordance with the provisions of the Option Agreement, by the person or persons entitled to do so under the Will of the Grantee, or, if the Grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the Grantee at any time prior to the expiration date of such Option or within one year after the date of death, whichever is the shorter period.

          (iv) The Committee may grant Options, or amend Options previously granted, to provide that such Options continue to be exercisable up to ten years after the date of grant irrespective of the termination of the Grantee's employment with the Company, and which vest upon grant or become vested upon the happening of an event or events specified by the Committee, although the exercise of such vested Options in the case of Incentive Options more than three months after termination of employment may convert such Options to Nonstatutory Options with respect to the income tax consequences of such exercise.

7.   Payment for Shares
     ------------------

     (a) Cash. Payment in full for shares purchased under an Option shall be made in cash (including check, bank draft or money order) at the time that the Option is exercised.

     (b) Stock. In lieu of cash an Optionee may, with the consent of the Committee, make payment for Stock purchased under an Option, in whole or in part, by tendering to the Company in good form for transfer, shares of Stock valued at Fair Market Value on the date the Option is exercised. Such shares will have been owned by the Optionee or the Optionee's representative for the time specified by the Committee but in no case shall the Optionee or his representative have held a beneficial interest in such tendered shares for a period less than six months prior to the exercise of the Option.

                                                                      Appendix C
                                                                      ----------
8.   Use of Proceeds from Stock.
     --------------------------

     Cash proceeds from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

9.   Adjustments.
     -----------

     Changes or adjustments in the Option price, number of shares subject to an Option or other specifics as the Committee should decide will be considered or made pursuant to the following rules:

     (a) Upon Changes in Stock. If the outstanding Stock is increased or decreased, or is changed into or exchanged for a different number or kinds of shares or securities, as a result of one or more reorganizations, recapitalization, stock splits, reverse stock splits, split-up, combination of shares, exchange of shares, change in corporate structure, or otherwise, appropriate adjustments will be made in the exercise price and/ or the number and/or kind of shares or securities for which Options may thereafter be granted under this Plan and for which Options then outstanding under this Plan may thereafter be exercised. The Committee will make such adjustments as it may deem fair, just and equitable to prevent substantial dilution or enlargement of the rights granted to or available for Optionees. No adjustment provided for in this Section 9 will require the Company to issue or sell a fraction of a share or other security. Nothing in this Section will be construed to require the Company to make any specific or formula adjustment.

     (b)  Prohibited Adjustment. If any such adjustment provided for in this
          Section 9 requires the approval of stockholders in order to enable the Company to grant or amend Options, then no such adjustment will be made without the required stockholder approval. Notwithstanding the foregoing, if the effect of any such adjustment would be to cause an Incentive Option to fail to continue to qualify under Section 422 of the Code or to cause a modification, extension or renewal of such stock option within the meaning described in Section 424 of the Code, the Committee may elect that such adjustment not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding Option as the Committee, in its sole discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of such Incentive Option.

                                                                      Appendix C
                                                                      ----------

     (c) Further Limitations. Nothing in this Section will entitle the Optionee to adjustment of his Option in the following circumstances:

          (i) The issuance or sale of additional shares of the Stock, through public offering or otherwise;

          (ii) The issuance or authorization of an additional class of capital stock of the Company;

          (iii)The conversion of convertible preferred stock or debt of the Company into Stock; and

          (iv) The payment of dividends except as provided in Section 9 (a).

The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

10.  Legal Requirements:
     ------------------

     (a) Compliance with All Laws. The Company will not be required to issue or deliver any certificates for shares of Stock prior to (a) the listing of any such Stock to be acquired pursuant to the exercise of any Option on any stock exchange on which the Stock may then be listed, and (b) the compliance with any registration requirements or qualification of such shares under any federal securities laws, including without limitation the Securities Act of 1933, as amended ("1933 Act"), the rules and regulations promulgated thereunder, or state securities laws and regulations, the regulations of any stock exchange or interdealer quotation system on which the Company's securities may then be listed, or obtaining any ruling or waiver from any government body which the Company may, in its sole discretion, determine to be necessary or advisable, or which, in the opinion of counsel to the Company, is otherwise required.

                                                                      Appendix C
                                                                      ----------

     (b) Compliance with Specific Code Provisions. It is the intent of the Company that the Plan and its administration conform strictly to the requirements of Section 422 of the Code with respect to Incentive Options. Therefore, notwithstanding any other provision of this Plan, nothing herein will contravene any requirement set forth in Section 422 of the Code with respect to Incentive Options and if inconsistent provisions are otherwise found herein, they will be deemed void and unenforceable or automatically amended to conform, as the case may be.

     (c) Plan Subject to Delaware Law. All questions arising with respect to the provisions of the Plan will be determined by application of the Code and the laws of the state of Delaware except to the extent that Delaware laws are preempted by any federal law.

11.  Rights as a Stockholder.
     -----------------------

     An Optionee shall have no rights as a stockholder with respect to any Stock covered by his Option until the date of issuance of the stock certificate to him after receipt of the consideration in full set forth in the Option Agreement. Except as provided in Section 9 hereof, no adjustments will be made for dividends, whether ordinary or extraordinary, whether in cash, securities, or other property, or for distributions for which the record date is prior to the date on which the Option is exercised.

12.  Restrictions on Shares.
     ----------------------

     Prior to the issuance or delivery of any shares of the Stock under the Plan, the person exercising the Option may be required to:

     (a) represent and warrant that the shares of the Stock to be acquired upon exercise of the Option are being acquired for investment for the account of such person and not with a view to resale or other distribution thereof;

     (b) represent and warrant that such person will not, directly or indirectly, sell, transfer, assign, pledge, hypothecate or otherwise dispose of any such shares unless the sale, transfer, assignment, pledge, hypothecation or other disposition of the shares is pursuant to the provisions of this Plan and effective registrations under the 1933 Act and any applicable state or foreign securities laws or pursuant to appropriate exemptions from any such registrations; and

                                                                      Appendix C
                                                                      ----------

     (c) execute such further documents as may reasonably be required by the Committee upon exercise of the Option or any part thereof, including but not limited to any stock restriction agreement that the Committee may choose to require.

     Nothing in this Plan shall assure any Optionee that shares issuable under this Option are registered on a Form S-8 under the 1933 Act or on any other Form. The certificate or certificates representing the shares of the Stock to be issued or delivered upon exercise of an Option may bear a legend evidencing the foregoing and other legends required by any applicable securities laws. Furthermore, nothing herein or any Option granted hereunder will require the Company to issue any Stock upon exercise of any Option if the issuance would, in the opinion of counsel for the Company, constitute a violation of the 1933 Act, applicable state securities laws, or any other applicable rule or regulation then in effect. The Company shall have no liability for failure to issue shares upon any exercise of Options because of a delay pending the meeting of any such requirements.

13.  Transferability.
     ---------------

     The Committee shall retain the authority and discretion to permit a Nonstatutory Option, but in no case an Incentive Option, to be transferable as long as such transfers are made only to one or more of the following: family members, limited to children of Grantee, spouse of Grantee, or grandchildren of Grantee, or trusts for the benefit of Grantee and/or such family members ("Permitted Transferee"), provided that such transfer is a bona fide gift and accordingly, the Grantee receives no consideration for the transfer, and that the Options transferred continue to be subject to the same terms and conditions that were applicable to the Options immediately prior to the transfer. Options are also subject to transfer by will or the laws of descent and distribution. Options granted pursuant to this Plan shall not be otherwise transferred, assigned, pledged, hypothecated or disposed of in any way, whether by operation of law or otherwise. A Permitted Transferee may not subsequently transfer an Option. The designation of a beneficiary shall not constitute a transfer.

                                                                      Appendix C
                                                                      ----------

14.  No Right to Continued Employment.
     --------------------------------

     This Plan and any Option granted under this Plan will not confer upon any Optionee any right with respect to continued employment by the Company nor shall they alter, modify, limit or interfere with any right or privilege of the Company under any employment agreement heretofore or hereafter executed with any Optionee, including the right to terminate any Optionee's employment at any time for or without cause, to change his level of compensation or to change his responsibilities or position.

15.  Corporate Reorganizations.
     -------------------------

     Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to Options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Company then outstanding by another corporation or person, the Plan will terminate and all Options will lapse. The result described above will not occur if provision is made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of Options earlier granted, or the substitution for such Options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and Options theretofore granted will continue in the manner and under the terms so provided. If the Plan and unexercised Options shall terminate pursuant to the foregoing, all persons holding any unexercised portions of Options then outstanding shall have the right, at such time prior to the consummation of the transaction causing the termination as the Company shall designate, to exercise the unexercised portions of their options, including the portions thereof which would but for this
Section 15 not yet be exercisable.

16.  Modification, Extension and Renewal.
     -----------------------------------

     (a) Options. Subject to the conditions of and within the limitations prescribed in the Plan herein, the Committee may modify, extend, cancel or renew outstanding Options. Notwithstanding the foregoing, no modification will, without the prior written consent of the Optionee, alter, impair or waive any rights or obligations associated with any Option earlier granted under the Plan.

                                                                      Appendix C
                                                                      ----------

     (b) Plan. The Board may at any time and from time to time interpret, amend or discontinue the Plan, subject to the limitation, however, that, except as provided in Section 9 (relating to adjustments upon changes in stock), no amendment shall be made, except upon stockholder approval, which will:

          (1) Increase the number of shares reserved for Options under the Plan; or
          (2) Reduce the Option price below 100% of Fair Market Value at the time an Option is granted; or
          (3) Change the requirements for eligibility for participation under the Plan.

17.  Plan Date and Duration.
     ----------------------

     The Plan shall take effect on the date it is adopted by the Board subject to approval by the stockholders. Options may not be granted under this Plan after September 30, 2007.

                                                                      Appendix D
                                                                      ----------

                         COMPETITIVE TECHNOLOGIES, INC.
                    1996 DIRECTORS' STOCK PARTICIPATION PLAN

1.   Definitions.

     (a) "Plan" means this 1996 Directors' Stock Participation Plan.
     (b) "Company" means Competitive Technologies, Inc.
     (c) "Director" means a person who is a director of the Company and is not an employee of the Company or any subsidiary of the Company.

2.   Purpose.

     The purpose of the Plan is to attract and retain qualified Directors and to promote the best interests of the Company by giving them a proprietary interest in and closer identity with the Company through increased stock ownership.

3.   Stock Subject to Plan.

     An aggregate of 100,000 shares of the Company's Common Stock shall be reserved for issuance under the Plan. Adjustment in the shares subject to the Plan shall be made as provided in Paragraph 6.

4.   Issuance of Stock.

     On the first business day in January of each year for a period of ten years commencing in 1997 and ending in 2006, the Company shall issue to each Director who has been elected by the stockholders of the Company and who has served as a Director for a period of at least one year in consideration of the services rendered to the Company by such Director, an annual number of shares of the Company's Common Stock (rounded to the nearest whole share) equal to the lesser of (i) $15,000 divided by the per share fair market value of such Common Stock on the date of issuance, or (ii) 2,500 shares.

     In situations where a Director leaves the Board after completing a full year of service but before the January 1st issuance date, the annual stock compensation as described above shall be payable on a pro-rata basis up to the time of termination.

     Shares issued under the Plan may be either authorized but unissued shares or treasury shares. The Company shall in every case have a reasonable time to cause certificates for shares to be prepared and delivered.

5.   Agreement of Director.

     As a condition to issuance and receipt of shares, if the Company in its sole discretion determines that such agreement is necessary in order to comply with Federal or State securities laws or other applicable laws, such Director shall agree that he takes the shares issued to him under the Plan for investment and not with any present intention to resell or distribute the same, and he shall sign and deliver to the Company a certificate to such effect at the time of such issuance. In such event the certificates evidencing such shares shall be appropriately legended and stop transfer instructions shall be placed with the Transfer Agent for the Company's Common Stock. The Company shall have no liability for failure to issue shares pending the meeting of any requirements which the Company is advised by counsel must be met under Federal or State securities laws or other applicable laws before such shares may be issued under the Plan.

6.   Change in Shares.

     If any change is made in the Company's outstanding shares of Common Stock by reason of stock dividend in excess of 3% in the aggregate during any fiscal year of the Company, change in par value, stock split-up, recapitalization, reclassification or combination of shares, appropriate adjustment, disregarding fractional shares, shall be made to the kind and number of shares issuable under the Plan.

7.   Effective Date; Term of Plan.

     The Plan shall become effective when approved by the stockholders of the Company and shall terminate following the close of business on the first business day of January, 2006.

8.   Amendments.

     No amendment to the Plan shall be made, except upon approval of the stockholders of the Company, which will increase the number of shares reserved for issuance under the Plan, change the eligibility provisions or the formula for determining the number of shares to be issued as provided in Paragraph 4, or extend the term of the Plan; and no amendment to Plan provisions specifying the eligibility provisions or the formula for determining the amount, price and timing of shares to be issued shall be made more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

                                                                      PROXY CARD

                         COMPETITIVE TECHNOLOGIES, INC.

           This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders, January 14, 2005

     The undersigned stockholder of COMPETITIVE TECHNOLOGIES, INC. hereby appoints PAUL A. LEVITSKY and MICHAEL D. DAVIDSON (the "Proxy Committee"), each with full power of substitution, as attorneys and proxies to vote all the shares of stock of said Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of said Company to be held on Friday, January 14, 2005, at 10:00 a.m. local time at the American Stock Exchange, 86 Trinity Place, New York, New York 10006, or at any adjournments thereof, with all powers the undersigned would possess if personally present, as indicated below, and for transacting of such other business as may properly come before said meeting or any adjournment thereof, all as set forth in the November 22, 2004, Proxy Statement for said meeting:

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
            PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1.   Election of Directors:
                                                         NOMINEES:
                                                         --------
|_|  FOR ALL NOMINEES                                Richard E. Carver
                                                     George W. Dunbar, Jr.
|_|  WITHHOLD AUTHORITY                              Donald J. Freed
     FOR ALL NOMINEES                                Maria-Luisa Maccecchini
                                                     John B. Nano
|_|  FOR ALL EXCEPT                                  Charles J. Philippin
     (See instruction below)                         John M. Sabin

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:


                                                         FOR   AGAINST   ABSTAIN

2. Approval of amendment to 1997 Employees' Stock
   Option Plan                                           |_|     |_|       |_|

3. Approval of amendments to 1996 Directors' Stock
   Participation Plan                                    |_|     |_|       |_|

     A majority of the members of said Proxy Committee who shall be present in person or by substitute at said meeting, or in case but one shall be present, then that one, shall have and exercise all of the powers of said Proxy Committee.

     This Proxy will be voted as directed, but if no direction is indicated, it will be voted FOR election of the nominees named in proposal 1 and FOR proposals 2 and 3 as described herein. On other matters that may come before said meeting, this proxy will be voted in the discretion of the above-named Proxy Committee.


________________________________________________________________________________
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that
changes to your registered name(s) on the account may not be submitted     |_|
via this method.


(Signature of Stockholder)____________________________ DATE: __________________
(Signature of Stockholder)____________________________ DATE: __________________


NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.